 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Selectica, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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SELECTICA, INC.

2121 South El Camino Real

San Mateo, California 94403

April 3, 2015

TO THE STOCKHOLDERS OF SELECTICA, INC.

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Selectica, Inc. (the “Company”), which will be held at the Company’s corporate headquarters located at 2121 South El Camino Real, San Mateo, California 94403 on May 5, 2015, at 9:30 a.m. Pacific Time.

Details of the matters to be voted upon and other business to be conducted at the Special Meeting are given in the attached Proxy Statement and Notice of Special Meeting of Stockholders.

It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Special Meeting. If you decide to attend the Special Meeting and wish to change the vote reflected on your previously submitted proxy, you may do so automatically by voting in person at the meeting. Detailed instructions on how to submit a proxy or vote your shares can be found in the “How to Vote” section on page 3 of the attached proxy statement.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Special Meeting.

Sincerely,

MICHAEL BRODSKY
Chairman of the Board

SELECTICA, INC.

2121 South El Camino Real

San Mateo, California 94403

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on May 5, 2015

A Special Meeting of Stockholders (the “Special Meeting”) of Selectica, Inc. (the “Company”) will be held at the Company’s corporate headquarters located at 2121 South El Camino Real, San Mateo, California 94403 on May 5, 2015 at 9:30 a.m. Pacific Time for the following purposes:

1. To ratify the terms of the issuance and sale of the Company’s Series F Convertible Preferred Stock and Warrants exercisable into shares of the Company’s Common Stock, and to approve the issuance of shares of the Company’s Common Stock issuable upon the conversion of the Company’s Series F Convertible Preferred Stock and exercise of the Warrants as required by and in accordance with NASDAQ Marketplace Rule 5635(d);

2. To approve the sale and issuance of shares of the Company’s Common Stock and Warrants exercisable into shares of the Company’s Common Stock to certain directors and officers of the Company as required by and in accordance with NASDAQ Marketplace Rules 5635(c) and 5635(d);

3. To ratify the terms of the issuance and sale of Junior Secured Convertible Promissory Notes convertible into shares of the Company’s Common Stock, and to approve the issuance of shares of the Company’s Common Stock issuable upon the conversion of the Junior Secured Convertible Promissory Notes as required by and in accordance with NASDAQ Marketplace Rule 5635(d);

4. To adopt an amendment to Article IV of the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s Common Stock;

5. To adopt the 2015 Equity Incentive Plan (including, without limitation, certain material terms of such Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended); and

6. To transact any other business properly brought before the meeting or any continuation or adjournment thereof.

The foregoing proposals are more fully described in the attached Proxy Statement.

Only stockholders of record at the close of business on March 23, 2015 are entitled to notice of, and to vote at, the Special Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company’s corporate headquarters located at 2121 South El Camino Real, San Mateo, California 94403, during ordinary business hours for the ten-day period prior to the Special Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

MICHAEL BRODSKY Chairman of the Board

San Mateo, California

April 3, 2015

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Tuesday, May 5, 2015 The proxy statement is available at https://materials.proxyvote.com/816288

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE THE VOTE REFLECTED ON YOUR PREVIOUSLY SUBMITTED PROXY, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

SELECTICA, INC.

2121 South El Camino Real

San Mateo, California 94403

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

To Be Held May 5, 2015

This proxy statement (“Proxy Statement”) is furnished to the stockholders of Selectica, Inc., a Delaware corporation (the “Company”), by the Company in connection with the solicitation by the Board of Directors of the Company (the “Board” or “Board of Directors”) of proxies in the accompanying form for use in voting at a Special Meeting of Stockholders (the “Special Meeting”) of the Company to be held on May 5, 2015, at the Company’s corporate headquarters located at 2121 South El Camino Real, San Mateo, California 94403 at 9:30 a.m. Pacific Time, and any adjournment or postponement of the Special Meeting. The eligible shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Special Meeting.

Solicitation and Voting Procedures

This Proxy Statement and the accompanying proxy were first sent by mail to stockholders on or about April 3, 2015. The cost of this solicitation is being borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile.

Record Date

The close of business on March 23, 2015 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Common Stock (“Common Stock”) of the Company entitled to notice of and to vote at the Special Meeting. As of the close of business on the Record Date, the Company had (i) 7,959,837 shares of Common Stock outstanding and entitled to vote at the Special Meeting and (ii) 118,829.1 shares of Series F Convertible Preferred Stock outstanding and entitled to vote at the Special Meeting. Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters, and each share of Series F Convertible Preferred Stock is entitled to approximately 10 votes on all matters, except that, in accordance with NASDAQ Market Place Rule 5635 and Interpretive Material 5635-2, the shares of Series F Convertible Preferred Stock are not eligible to vote on Proposal 1 and will not be counted in the votes with respect to such matter.

Who Can Vote

Stockholder of Record: Shares Registered in Your Name

If your shares of (i) Common Stock were registered directly in your name with the Company transfer agent, Wells Fargo Bank, National Association, on the Record Date or (ii) Series F Convertible Preferred Stock were registered directly in your name with the Company transfer agent for the Series F Convertible Preferred Stock, DLA Piper LLP (US), on the Record Date, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy, provided, however, per applicable NASDAQ listing rules, the shares of Series F Convertible Preferred stock issued to investors in the February 6, 2015 financing will not be eligible to vote for, and votes submitted with respect to such shares will not be counted for, Proposal 1. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your shares are represented and voted at the meeting.

Beneficial Owner: Shares Registered in the Name of a Broker, Dealer, Bank or Other Nominee

If your shares were held not in your name, but rather in an account at a broker, dealer, bank or other nominee on the Record Date, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Matters to Be Voted Upon

There are five matters scheduled for a vote:

●

Ratification of the terms of the issuance and sale of the Company’s Common Stock, Series F Convertible Preferred Stock and Warrants exercisable into shares of the Company’s Common Stock, and to approve the issuance of shares of the Company’s Common Stock issuable upon the conversion of the Company’s Series F Convertible Preferred Stock and exercise of the Warrants as required by and in accordance with NASDAQ Marketplace Rule 5635(d).

●

Approval of the sale and issuance of shares of the Company’s Common Stock and Warrants exercisable into shares of the Company’s Common Stock to certain directors and officers of the Company as required by and in accordance with NASDAQ Marketplace Rules 5635(c) and 5635(d).

●

Ratification of the terms of the issuance and sale of Junior Secured Convertible Promissory Notes convertible into shares of the Company’s Common Stock, and approval of the issuance of shares of the Company’s Common Stock issuable upon the conversion of the Junior Secured Convertible Promissory Notes as required by and in accordance with NASDAQ Marketplace Rule 5635(d).

●	Approval of an amendment to Article IV of the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s Common Stock.

●

Approval of adoption of the 2015 Equity Incentive Plan (including, without limitation, certain material terms of such Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended).

Quorum Required

A majority of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors, present in person or represented by proxy, constitutes a quorum at the Special Meeting. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. A broker non-vote occurs when a broker, dealer, bank or other stockholder of record holding shares for a beneficial owner submits a proxy for the Special Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. If the persons present or represented by proxy at the Special Meeting constitute the holders of less than a majority of the outstanding shares of the Company entitled to vote generally in the election of directors as of the Record Date, the Special Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

How to Vote

You may either:

Vote “for” or “against” or abstain from voting for the matter to be voted on.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Special Meeting or submit a proxy to vote your shares using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

●	To vote in person, come to the Special Meeting and we will give you a ballot when you arrive.

●

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

If you do not mark your voting instructions on the proxy card, your shares (to the extent eligible to vote on each Proposal) will be voted:

1.

For the ratification of the terms of the issuance and sale of the Company’s Common Stock, Series F Convertible Preferred Stock and Warrants exercisable into shares of the Company’s Common Stock, and the approval of the issuance of shares of the Company’s Common Stock issuable upon the conversion of the Company’s Series F Convertible Preferred Stock and exercise of the Warrants as required by and in accordance with NASDAQ Marketplace Rule 5635(d).

2.

For the approval of the sale and issuance of shares of the Company’s Common Stock and Warrants exercisable into shares of the Company’s Common Stock to certain directors and officers of the Company as required by and in accordance with NASDAQ Marketplace Rules 5635(c) and 5635(d).

3.

For the ratification of the terms of the issuance and sale of Junior Secured Convertible Promissory Notes convertible into shares of the Company’s Common Stock, and the approval of the issuance of shares of the Company’s Common Stock issuable upon the conversion of the Junior Secured Convertible Promissory Notes as required by and in accordance with NASDAQ Marketplace Rule 5635(d).

4.

For the approval of an amendment to Article IV of the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s Common Stock.

5.

For the approval of the adoption of the 2015 Equity Incentive Plan (including, without limitation, certain material terms of such Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended).

Beneficial Owner: Shares Registered in the Name of Broker, Dealer, Bank or other Nominee

If you are a beneficial owner of shares registered in the name of your broker, dealer, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, dealer, bank or other agent. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker or bank to request a proxy form.

If your shares are registered in the name of a broker, dealer or bank, you may be eligible to vote your shares by telephone or through the Internet. A large number of banks and brokerage firms provide eligible stockholders the opportunity to vote in this manner. If your bank or brokerage firm allows for this, your voting form will provide instructions for such alternative method of voting.

THE COMPANY IS UNABLE TO COUNT VOTES RECEIVED IN ANY MANNER OTHER THAN THOSE DESCRIBED ABOVE. After the Special Meeting has been adjourned, any subsequent votes which are submitted to the transfer agent will not be counted.

Votes Required

Proposal 1. To constitute stockholder approval under NASDAQ Marketplace Rule 5635, the affirmative vote of a majority of the total number of shares present and entitled to vote on this Proposal is necessary for the ratification of the terms of the issuance and sale of the Company’s Common Stock, Series F Convertible Preferred Stock and Warrants exercisable into shares of the Company’s Common Stock, and to approve the issuance of shares of the Company’s Common Stock issuable upon the conversion of the Company’s Series F Convertible Preferred Stock and exercise of the Warrants as required by and in accordance with NASDAQ Marketplace Rule 5635(d). Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome.

Proposal 2. To constitute stockholder approval under NASDAQ Marketplace Rule 5635, the affirmative vote of a majority of the total number of shares present and entitled to vote on this Proposal is necessary for the ratification of the approval of the sale and issuance of shares of the Company’s Common Stock and Warrants exercisable into shares of the Company’s Common Stock to certain directors and officers of the Company as required by and in accordance with NASDAQ Marketplace Rules 5635(c) and 5635(d). Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome.

Proposal 3. To constitute stockholder approval under NASDAQ Marketplace Rule 5635, the affirmative vote of a majority of the total number of shares present and entitled to vote on this Proposal is necessary for the ratification of the terms of the issuance and sale of Junior Secured Convertible Promissory Notes convertible into shares of the Company’s Common Stock, and to approve the issuance of shares of the Company’s Common Stock issuable upon the conversion of the Junior Secured Convertible Promissory Notes as required by and in accordance with NASDAQ Marketplace Rule 5635(d). Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome.

Proposal 4. An affirmative vote of holders of a majority in voting power of the outstanding shares of the Common Stock entitled to vote at the Special Meeting is required to approve the Company’s proposal to adopt an amendment to Article IV of the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s Common Stock in the form attached to this Proxy Statement as Appendix A.  Abstentions and broker non-votes will have the effect of a vote against this Proposal.

Proposal 5. An affirmative vote of a majority of the number of shares present and entitled to vote on this Proposal is required to approve the Company’s proposal to adopt the 2015 Equity Incentive Plan (including, without limitation, certain material terms of such Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended). Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome.

Certain holders of our Common Stock outstanding as of the Record Date who are eligible to vote on Proposals 1, 2, 3 and 4, including our largest beneficial owner of our Common Stock, and certain of our directors and officers who hold shares of our Common Stock, executed voting agreements requiring them to vote their shares constituting approximately (i) 47.02% of our Common Stock outstanding as of the Record Date for the approval of Proposal 1 and (ii) 47.02% of our Common Stock and 100% of our Series F Convertible Preferred Stock outstanding as of the Record Date for the approval of Proposals 2, 3 and 4.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Attendance at the meeting, in and of itself, will not revoke a previously submitted proxy.

PROPOSAL NO. 1

RATIFICATION OF the terms of the issuance and sale of the Company’s Series F Convertible Preferred Stock and Warrants exercisable into shares of the Company’s Common Stock, and approval of the issuance of shares of the Company’s Common Stock issuable upon the conversion of the Company’s Series F Convertible Preferred Stock and exercise of the Warrants as required by and in accordance with NASDAQ Marketplace Rule 5635(d).

Overview

As reported on our Current Report on Form 8-K filed with the SEC on February 9, 2015, which is incorporated herein by reference, on February 6, 2015, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with certain institutional funds and other accredited investors (the “Outside Investors”) and entered into a Subscription Agreement (the “Subscription Agreement”) with certain members of the Company’s management and board of directors (the “Management and Director Investors”), pursuant to which the Company (i) sold and issued 118,829.1 shares of its newly created Series F Convertible Preferred Stock, par value $0.0001 per share (the “Series F Stock”), to the Outside Investors at a purchase price of $47.00 per whole Preferred Share (or $4.70 per one-tenth (1/10) of a Preferred Share, which would convert into one share of Common Stock as described below) in a closing that occurred on February 6, 2015 (the “First Closing”) and, (ii) subject to stockholder approval, will sell and issue 65,955 additional shares of Common Stock to the Management and Director Investors at a purchase price of $4.70 per share, immediately after such stockholder approval is obtained (the “Second Closing”) for an aggregate amount raised of approximately $5.9 million (collectively, the “Financing”). The Financing was approved by an independent committee of the Company’s Board of Directors (the “Special Committee”), which Special Committee members consisted of directors J. Michael Gullard and Lloyd Sems, who did not participate in the Financing in order to serve as independent members of the Board of Directors on the Special Committee to review, evaluate and authorize the terms of the Financing as disinterested directors.

In addition to the issuance of the Series F Stock, at the First Closing the Company issued to each Outside Investor a Warrant to purchase Common Stock (the “Outside Investor Warrants”), initially exercisable for 594,143 shares of Common Stock. Pursuant to the Subscription Agreement, at the Second Closing, the Company will issue Warrants to purchase Common Stock (the “Management and Director Warrants” and, together with the Outside Investor Warrants, the “Warrants”) to the Management and Director Investors, initially exercisable for 32,975 shares of Common Stock.

The information set forth in this Proposal is qualified in its entirety by reference to the actual terms of the agreements entered into in connection with the Financing, which are included as exhibits to our Current Report on Form 8-K filed with the SEC on February 9, 2015 (excluding Item 2.02 and Exhibit 99.1 thereto).

Reasons for the Financing

The Special Committee determined that the Financing was advisable and in the best interest of our stockholders. We entered into the Financing for a number of reasons, including to raise capital for ongoing operations and to support potential future strategic growth plans.

Description of Series F Stock

Pursuant to the Certificate of Designations, Preferences and Rights of Series F Convertible Preferred Stock filed by the Company with the Delaware Secretary of State on February 4, 2015 (the “Certificate of Designation”), after stockholder approval, each whole share of Series F Stock will be converted automatically into ten shares of Common Stock at an initial conversion price of $4.70 per share of Common Stock (the “Conversion Shares”). The conversion price of the Series F Stock is subject to broad-based weighted-average anti-dilution adjustment in the event the Company issues securities, other than certain excepted issuances and subject to certain limitations, at a price below the then current conversion price; provided, however, if any reduction on the conversion price of the Series F Stock would require the Company to obtain stockholder approval of the Financing under the NASDAQ Marketplace Rules, the conversion price of the Series F Stock shall be reduced to the maximum rate that would not require such stockholder approval, and the Company shall use commercially reasonable efforts to obtain stockholder approval (“NASDAQ Limitation”). The Outside Investors have also agreed to be subject to a blocker in the Certificate of Designation that would prevent their common stock ownership at any given time from exceeding 19.999% of the Company’s outstanding common stock (except for the Company’s largest stockholder, Lloyd I. Miller, III (“Mr. Miller”) and certain of his affiliated entities (collectively, the “Miller Parties”), who, in the aggregate, beneficially owned common stock in excess of 19.999% prior to the Financing and are not subject to such limitation).

Following conversion of the Series F Stock, if the Company fails to issue to an Outside Investor a certificate representing the Conversion Shares and fails to register such Conversion Shares, and such Outside Investor had purchased shares of Common Stock on the open market to deliver in satisfaction of a sale by such holder of such Conversion Shares (“Cover Shares”), the Company shall reimburse such Outside Investor for the excess, if any, of the price paid for such Cover Shares over the price at which such Outside Investor sold the Conversion Shares (the “Buy-In Provision”).

The Series F Stock is not entitled to a liquidation or dividend preference. Beginning on May 30, 2015, to the extent not previously converted automatically upon stockholder approval, the Series F Stock is entitled to dividends accruing at 10% per annum. The dividends are payable quarterly in cash, beginning on June 30, 2015. Beginning on February 6, 2016, to the extent not previously converted automatically upon stockholder approval, the shares of Series F Stock are redeemable by the Company upon the request of the holders of at least a majority of the then outstanding Series F Stock, to the extent funds are legally available for such redemption. The redemption price shall be equal to the product of (i) the number of shares or fraction of a share of Series F Preferred Stock to be redeemed from each such holder multiplied by (ii) $47.00, plus any accrued and unpaid dividends up to, but not including, the redemption date.

If the Company grants, issues or sells any options, convertible securities or rights to acquire securities pro rata to the holders of Company common stock, the Outside Investors have the right to acquire their pro rata portion of such offered securities with respect to their shares of Series F Stock (calculated on an as-converted to Common Stock basis at the then-applicable conversion price) (“Participation Rights”).

The holders of Series F Stock have the right to vote together with the holders of the Company’s Common Stock as a single class on any matter on which the holders of Common Stock are entitled to vote, except that the holders of Series F Stock are not eligible to vote their shares of Series F Stock on this Proposal No. 1. Holders of Series F Stock are entitled to cast a fraction of one vote for each share of Common Stock that would be issuable to such holder on the record date for the determination of stockholders entitled to vote at a conversion rate the numerator of which is $47.00 (as may be adjusted for any subdivision by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or similar event occurring prior to such record date) and the denominator of which is the closing bid price per share of the Common Stock on February 6, 2015, as reported by Bloomberg Financial Markets. The Company is not permitted, without the prior consent of holders of at least 66% of the Series F Stock then outstanding, directly or indirectly, to take or agree to take any of the following actions: (i) authorize or issue any class or series of capital stock that ranks senior to or on parity with the Series F Stock; (ii) adopt a plan of liquidation, dissolution or recapitalization of the Company; (iii) enter into any transaction that constitutes a change of control of the Company; (iv) incur indebtedness for borrowed money in excess of $500,000 (other than under the Company’s credit facility or with respect to certain other exceptions); (v) amend or repeal the Company’s Certificate of Incorporation, Bylaws or the Certificate of Designation in a way that adversely affects the Series F Stock; (vi) pay any dividends or redeem or repurchase any shares of capital stock (subject to certain exceptions); (vii) materially change the nature or scope of the business of the Corporation or enter into any new line of business; or (viii) or act on any proposal or transact any business at the next special or annual meeting of the Company other than voting on this Proposal No. 1 and such other proposals or business as is properly brought before the stockholders or necessary for the conduct of such special or annual meeting.

Additionally, pursuant to the terms of the Purchase Agreement, the Company agreed not to issue any equity securities, subject to certain exceptions, for a period of 90 days following February 6, 2015 without the consent of the holders of a majority of the Common Shares and shares of common stock issuable upon exercise of the Outside Investor Warrants. The Company further agreed for a three year period or until the Outside Investors no longer hold any of their equity securities purchased in the Financing not to issue any debt or equity securities that are convertible into, exchangeable for, or include the right to receive additional shares of common stock either (i) at a conversion, exercise or exchange rate that is based upon or varies with the trading prices for the shares of the Company’s Common Stock or (ii) with a conversion, exercise or exchange price that is subject to being reset at some future date or upon the occurrence of specified or contingent events directly or indirectly related to the Company’s business or the market for its Common Stock. The Company further agreed to not enter into any agreement whereby the Company may sell securities at a future determined price, and the Company agreed to not sell, offer for sale, or solicit offers to buy any securities that will be integrated with the offer and sale of the Series F Stock and Outside Investor Warrants under the Purchase Agreement in a manner that would require the registration of such securities under the Securities Act of 1933, as amended (the “Securities Act”).

Description of Warrants

The Outside Investor Warrants issued to the Outside Investors at the First Closing are initially exercisable for 594,143 shares of common stock (“Outside Investor Warrant Shares”). The exercise price of the Outside Investor Warrants is $6.00 per share. The Outside Investor Warrants have a five-year term, are not exercisable for the first six months following the date of issuance and include a cashless exercise provision which is only applicable if the Outside Investor Warrant Shares are not subject to an effective registration statement or otherwise cannot be sold without restriction pursuant to Rule 144 under the Securities Act.

The Outside Investor Warrants contain a Buy-In Provision and provide the Outside Investors Participation Rights with respect to the number of Outside Investor Warrant Shares. The Company may not enter into a merger, consolidation, or other sale of the Company unless the acquirer of the Company agrees to assume and be bound by the terms of the Outside Investor Warrants.

Registration Rights Agreement

In connection with the Financing, the Company entered into a Registration Rights Agreement, dated as of February 6, 2015 (the “Registration Rights Agreement”) with the Outside Investors, pursuant to which the Company is obligated to file a registration statement (the “Registration Statement”) with the SEC not later than 45 days after the date of the First Closing, registering for resale (i) the Conversion Shares, (ii) the Outside Investor Warrant Shares issuable under the Outside Investor Warrants, and (iii) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Certificate of Designation. The Company has agreed to cause the Registration Statement to be declared effective on or prior to the 90th day after the First Closing (the 120th day if the SEC reviews the Registration Statement), and has agreed to file additional registration statements if necessary. Under the terms of the Registration Rights Agreement, the Company is obligated to maintain the effectiveness of the resale registration statements until all securities registered thereunder are sold or otherwise can be sold without restriction pursuant to Rule 144 under the Securities Act. The Registration Rights Agreement includes liquidated damages provisions in the event the Company fails to file or maintain the effectiveness of the registration statements. The Company is not registering the Series F Stock or the Outside Investor Warrants. Additionally, under the terms of the Registration Rights Agreement, the Outside Investors have piggy-back registration rights with respect to the shares of common stock underlying their Series F Stock and Outside Investor Warrants, subject to customary cutbacks.

Voting Agreements

In connection with the Financing, certain of the Company’s officers and directors and the Company’s largest stockholders, including the Miller Parties, entered into Voting Agreements, as amended (collectively, the “Voting Agreements”). Pursuant to the Voting Agreements, the parties thereto have agreed to vote in favor of this Proposal and Proposals No. 2, 3 and 4.

Possible Effects on Rights of Existing Stockholders

We issued 118,829.1 shares of Series F Stock and Outside Investor Warrants exercisable for 594,143 shares of our Common Stock to the Outside Investors at the First Closing. Any additional equity or convertible debt financings in the future could result in further dilution to our stockholders. Additionally, sales in the public market of the shares of Common Stock acquired upon conversion of shares of the Series F Stock or exercise of the Outside Investor Warrants, or the perception that such sales could occur, could adversely affect the prevailing market price of our Common Stock and impair our ability to raise funds in additional stock financings. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Possible Effects on Rights of Existing Stockholders if Proposal No. 1 Is Not Approved

Unless stockholder approval of this Proposal is received or unless our stockholders approve a similar proposal at a subsequent meeting, the Series F Stock will remain outstanding in accordance with their terms. If the stockholders do not approve this Proposal prior to May 30, 2015, we will be required to pay quarterly dividends on the Series F Stock, on a cumulative basis, at the rate of 10% per annum, to the extent funds are legally available for such redemption. In addition, so long as the Series F Stock remains outstanding, the Company will be restricted from taking certain actions without the approval of holders of at least 66% of the outstanding shares of Series F Stock, including issuing additional shares of equity that are senior to or on parity with the Series F Stock or entering into a change of control of the Company. Furthermore, beginning on February 6, 2016, the shares of Series F Stock are redeemable by the Company upon the request of the holders of at least a majority of the then outstanding Series F Stock, to the extent funds are legally available for such redemption.

Reasons for Stockholder Approval

Our Common Stock is listed on The NASDAQ Capital Market and, as such, we are subject to the NASDAQ Marketplace Rules. NASDAQ Marketplace Rule 5635(d) requires that an issuer obtain stockholder approval prior to the issuance of common stock if such issuance is for less than the greater of book or market value of the common stock and would equal 20% or more of the common stock or voting power of the issuer outstanding before the issuance. The initial conversion price of the Series F Stock is $4.70, which, after accounting for the effect of the Outside Investor Warrants issued in the First Closing pursuant to NASDAQ Marketplace Rules, is less than the greater of the book or market value of our Common Stock immediately before the First Closing. In addition, the terms of the Series F Stock include anti-dilution adjustments that could result in a reduction of the conversion price in the future. If this Proposal is approved, the issuance of our Common Stock upon conversion of the Series F Stock, when combined with the shares of Common Stock to be issued and sold to the Management and Director Investors at the Second Closing and the shares of Common Stock that may be issued upon the conversion of the Junior Secured Convertible Promissory Notes described in Proposal Three, will exceed 20% of our Common Stock currently outstanding. We seek your approval of this Proposal in order to satisfy the requirements of NASDAQ Marketplace Rule 5635(d) with respect to the issuance of the Common Stock upon conversion of the Series F Stock.

Additionally, under the terms of the Purchase Agreement, the Company agreed to obtain ratification by the stockholders of the sale and issuance of the Series F Stock, the Conversion Shares and the Outside Investor Warrants. We seek your approval of this Proposal in order to satisfy the requirements under the Purchase Agreement.

Under the terms of the Purchase Agreement, the Company is required to submit this Proposal to our stockholders not later than May 30, 2015. Approval of this Proposal will constitute approval pursuant to NASDAQ Marketplace Rule 5635(d) and under the terms of the Purchase Agreement. In the event this Proposal is not approved by the Company’s stockholders at the Special Meeting, the Company shall take all action necessary to call up to three (3) additional meetings of its stockholders for the purpose of seeking approval of this Proposal, to be held promptly following the completion of the Special Meeting and in no event no later than February 6, 2016, to the extent reasonably practicable.

Vote Required

This Proposal to ratify the issuance and sale of the Series F Stock and Outside Investor Warrants exercisable for shares of the Company’s Common Stock, and to approve the issuance of the Conversion Shares as required by and in accordance with NASDAQ Marketplace Rule 5635(d), will be approved if a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting are voted in favor of such ratification and approval. Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE TERMS OF THE ISSUANCE AND SALE OF THE COMPANY’S SERIES F PREFERRED STOCK AND WARRANTS EXERCISABLE INTO SHARES OF THE COMPANY’S COMMON STOCK, AND THE APPROVAL OF THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON THE CONVERSION OF THE COMPANY’S SERIES F PREFERRED STOCK AS REQUIRED BY AND IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D).

Certain of our officers, directors and stockholders have agreed to vote FOR Proposal No. 1 and have signed Voting Agreements in support thereof.

Unless marked otherwise, proxies received will be voted FOR Proposal No. 1.

PROPOSAL NO. 2

APPROVAL OF the sale and issuance of shares of the Company’s Common Stock and Warrants exercisable into shares of the Company’s Common Stock to certain directors and officers of the Company as required by and in accordance with NASDAQ Marketplace Rules 5635(c) and 5635(d).

Overview

As referenced and described in Proposal No. 1 above, on February 6, 2015, the Company entered into the Purchase Agreement pursuant to which the Company sold and issued Series F Stock and Outside Investor Warrants to the Outside Investors in the First Closing. On February 6, 2015, the Company also entered into the Subscription Agreement with the Management and Director Investors, pursuant to which the Company has agreed to issue and sell, and the Management and Director Investors have agreed to purchase, 65,955 shares of Common Stock, at a price of $4.70 per share, for an aggregate gross purchase price of $0.3 million, pending stockholder approval. Pursuant to the Subscription Agreement, the Company will issue the Management and Director Warrants to the Management and Director Investors at the Second Closing, initially exercisable for 32,975 shares of Common Stock (the “Management and Directors Warrant Shares”).

The information set forth in this Proposal is qualified in its entirety by reference to the actual terms of the agreements entered into in connection with the Financing, which are included as exhibits to our Current Report on Form 8-K filed with the SEC on February 9, 2015 (excluding Item 2.02 and Exhibit 99.1 thereto).

Reasons for the Management and Director Investor Participation

At the request of the Outside Investors, the Management and Director Investors were required, and the Management and Director Investors agreed, to participate in the Financing, which participation was approved by the independent Special Committee.

Description of Management and Director Warrants

The exercise price of the Management and Director Warrants is $6.00 per share. The Management and Director Warrants have a five-year term, are not exercisable for the first six months following the date of issuance and include a cashless exercise provision which is only applicable if the Management and Director Warrant Shares are not subject to an effective registration statement or otherwise cannot be sold without restriction pursuant to Rule 144 under the Securities Act.

The Management and Director Warrants do not contain a Buy-In Provision, unlike the Outside Investor Warrants. The Management and Director Warrants provide the Management and Director Investors Participation Rights with respect to the number of Management and Director Warrant Shares. The Company may not enter into a merger, consolidation, or other sale of the Company unless the acquirer of the Company agrees to assume and be bound by the terms of the Management and Director Warrants.

Interests of the Company’s Directors, Executive Officers and Their Affiliates in the Proposal

The following table shows the amount of Common Shares to be purchased by each of the Management and Director Investors at the Second Closing of the Financing and the amount of “equity compensation” as interpreted under NASDAQ Stock Market Rule 5635 to each such Management and Director Investor as a result of such purchase.

Name and Title	Number of Common Shares to be Purchased	Aggregate Difference Between Market Price and Purchase Price(1)	Aggregate Difference Between Market Price and Purchase Price(2)
Blaine Mathieu, President, CEO and director	7,978	$6,262.73	$11,288.87
Michael Brodsky, director (3)	47,871	$37,578.74	$67,737.47
Michael Casey, director	7,978	$6,262.73	$11,288.87
Alan Howe, director	7,978	$6,262.73	$11,288.87
Todd Spartz, CFO	3,190	$2,504.15	$4,513.85
Jeffrey Grosman, COO	7,978	$6,262.73	$11,288.87
Andrew C. Hall (4)	15,957	$12,526.25	$22,579.16

TOTAL	98,930	$77,660.06	$139,985.95

(1)

The Aggregate Difference Between the Market Price and Purchase Price in this column is calculated by multiplying the number of shares of Common Stock and Director and Management Warrant Shares to be purchased by the difference between the purchase price of $4.70 per share of Common Stock and $4.785, which is the sum of (i) the closing market price of the Company’s Common Stock on February 5, 2015, the day before the Company and the Management and Director Investors entered into the Subscription Agreement, which was $4.66 per share of Common Stock, plus (ii) $0.125 per share of Common Stock and Director and Management Warrant Shares to be purchased, pursuant to NASDAQ Marketplace Rules.

(2)

The Aggregate Difference Between the Market Price and the Purchase Price in this column is calculated by multiplying the number of shares of Common and Director and Management Warrant Shares to be purchased by the difference between the purchase price of $4.70 per shares of Common Stock and $6.115, which is the sum of (i) the closing market price on March 10, 2015, the most practicable date before this Proxy Statement was printed for mailing to the stockholders, or $5.99 per share of Company Common Stock, plus (ii) $0.125 per share of Common Stock and Director and Management Warrant Shares to be purchased, pursuant to NASDAQ Marketplace Rules.

(3)	The Common Shares will be purchased by Vajra Fund I, L.P., of which Mr. Brodsky is the general partner.

(4)	Mr. Hall, an attorney with Hall, Lamb and Hall, P.A., provides legal services to the Company.

Possible Effects on Rights of Existing Stockholders

Assuming stockholder approval of this Proposal No. 2 is obtained and exercise in full of the Management and Director Warrants, approximately an additional 98,930 shares of Common Stock will be issued and outstanding, diluting our stockholders. Any additional equity or convertible debt financings in the future could result in further dilution to our stockholders. Additionally, sales in the public market of the shares Common Stock acquired by the Management and Director Investors and the shares of Common Stock acquired upon exercise of the Management and Director Warrants, or the perception that such sales could occur, could adversely affect the prevailing market price of our Common Stock and impair our ability to raise funds in additional stock financings. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Possible Effects on Rights of Existing Stockholders if Proposal No. 2 Is Not Approved

Unless stockholder approval of this Proposal is received or unless our stockholders approve a similar proposal at a subsequent meeting, the Common Shares will not be sold and issued to the Management and Director Investors and the Company will forego an opportunity to raise approximately $0.3 million of additional capital.

Reasons for Stockholder Approval

NASDAQ Marketplace Rule 5635(c) requires stockholder approval for certain equity compensation arrangements. Under NASDAQ interpretations of Rule 5635, the issuance of common stock by a company to its directors, officers, consultants or their affiliates in a private placement at a price less than the market value of the stock is considered a form of “equity compensation” by NASDAQ and requires stockholder approval. At the time the Company entered into the Subscription Agreements with the Management and Director Investors, the price per share of $4.70 for the shares of Common Stock, after accounting for the effect of the Management and Directors Warrants pursuant to NASDAQ Marketplace Rules, was less than the closing price immediately preceding the time that the Company entered into the Subscription Agreements. As a result, NASDAQ requires that the stockholders approve the issuance of the Common Shares to the Management and Director Investors under the Subscription Agreement.

Additionally, NASDAQ Marketplace Rule 5635(d) requires that an issuer obtain stockholder approval prior to the issuance of common stock if such issuance is for less than the greater of book or market value of the common stock and would equal 20% or more of the common stock or voting power of the issuer outstanding before the issuance. The purchase price of the Common Shares to be sold to the Management and Director Investors is $4.70, which, after accounting for the effect of the Management and Directors Warrants pursuant to NASDAQ Marketplace Rules, is less than the greater of the book or market value of our Common Stock immediately before the First Closing. If this Proposal is approved, the issuance of the Common Shares to the Management and Director Investors, when combined with the shares of Common Stock issuable upon conversion of the Series F Stock issued and sold to the Outside Investors at the First Closing, will exceed 20% of our Common Stock currently outstanding. We seek your approval of this Proposal in order to satisfy the requirements of NASDAQ Marketplace Rule 5635(d) with respect to the issuance of the shares of Common Stock to the Management and Director Investors.

Further, under the terms of the Purchase Agreement, the Company agreed to obtain ratification by the stockholders of the sale and issuance of the shares of Common Stock and the Management and Director Warrants to the Management and Director Investors. We seek your approval of this Proposal in order to satisfy the requirements under the Purchase Agreement.

Under the terms of the Purchase Agreement, the Company is required to submit this Proposal to our stockholders not later than May 30, 2015. Approval of this Proposal will constitute approval pursuant to NASDAQ Marketplace Rules 5635(c) and 5635(d) and under the terms of the Purchase Agreement. In the event this Proposal is not approved by the Company’s stockholders at the Special Meeting, the Company shall take all action necessary to call up to three (3) additional meetings of its stockholders for the purpose of seeking approval of this Proposal, to be held promptly following the completion of the Special Meeting and in no event no later than February 6, 2016, to the extent reasonably practicable.

Vote Required

This Proposal to approve the sale and issuance of shares of the Company’s Common Stock and Management and Director Warrants exercisable into shares of the Company’s Common Stock to certain directors and officers of the Company as required by and in accordance with NASDAQ Marketplace Rules 5635(c) and 5635(d) will be approved if a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting are voted in favor of such ratification and approval. Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE SALE AND ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK AND WARRANTS EXERCISABLE INTO SHARES OF THE COMPANY’S COMMON STOCK TO CERTAIN DIRECTORS AND OFFICERS OF THE COMPANY AS REQUIRED BY AND IN ACCORDANCE WITH NASDAQ MARKETPLACE RULES 5635(C) AND 5635(D).

Certain of our officers, directors and stockholders have agreed to vote FOR Proposal No. 2 and have signed Voting Agreements in support thereof.

PROPOSAL NO. 3

RATIFICATION OF the terms of the issuance and sale of Junior Secured Convertible Promissory Notes convertible into shares of the Company’s Common Stock, and approval of the issuance of shares of the Company’s Common Stock issuable upon the conversion of the Junior Secured Convertible Promissory Notes as required by and in accordance with NASDAQ Marketplace Rule 5635(d).

Overview

As reported on our Current Report on Form 8-K filed with the SEC on March 16, 2015, which is incorporated herein by reference, on March 11, 2015, the Company entered into a Junior Secured Convertible Note Purchase Agreement (the “Note Purchase Agreement”) with Mr. Miller and two of his affiliates: MILFAM II L.P. and Lloyd I. Miller Trust A-4 (collectively, the “Debt Financing Investors”), pursuant to which the Company sold and issued Junior Secured Convertible Promissory Notes (the “Notes”) to the Debt Financing Investors in the aggregate principal amount of $3 million (the “Debt Financing”). The Debt Financing was approved by the Special Committee of the Board of Directors.

The information set forth in this Proposal is qualified in its entirety by reference to the actual terms of the agreements entered into in connection with the Debt Financing, which are included as exhibits to our Current Report on Form 8-K filed with the SEC on March 16, 2015.

Reasons for the Financing

The Special Committee determined that the Debt Financing was advisable and in the best interest of our stockholders. We entered into the Debt Financing for a number of reasons, including to raise capital for ongoing operations and to support potential future strategic growth plans.

Description of Notes

The Notes are due March 11, 2020 (the “Maturity Date”) and accrue interest at an annual rate of 8% on the aggregate unconverted and outstanding principal amount, payable quarterly. After stockholder approval, the Company has the option to pay any amounts of interest due under the Notes by converting such interest into shares of Common Stock, at a conversion price of $5.70 per share (as may be adjusted for any subdivision by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or similar event occurring prior to such record date), based upon an interest rate amount calculated at 10% per year, provided that the Company is not then under default under the Notes or any related agreement and that the Company provides prior written notice thereof to the Debt Financing Investors at least 10 days in advance of the payment date. Upon any default under the Notes or any related agreement, the Notes will bear interest at the rate of 13% per year or, if less, the maximum rate allowable under the laws of the State of New York.

The following events constitute an event of default under the Notes: (i) failure to pay when due any obligations under the Notes, (ii) any representation or warranty of the Company under the Notes, Note Purchase Agreement or any related agreement is untrue in any material respect as of the date made, (iii) any breach by the Company of any covenant in the Note, the Note Purchase Agreement or any related agreement, after a cure period, (iv) any default under the Company’s senior credit facility with the Company’s institutional lender, Bridge Bank, N.A. (“Bridge Bank”) that is not cured or waived by Bridge Bank, (v) an assignment for the benefit of creditors, the admission in writing by the Company of the inability to pay its debts as they become due, and other events related to a voluntary or involuntary petition for bankruptcy, (vi) a material judgment or judgments are rendered against the Company, (vii) the seizure, levy or application of a writ or distress warrant on a material portion of the Company’s assets after a cure period, (viii) a material loss or destruction of Company assets for which there is less than 80% insurance coverage or (ix) the occurrence of any event that results in, or will likely result in, a material adverse effect on the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its subsidiaries, taken as a whole, or on the ability of the Company to perform its obligations under the Note and related agreements, after a cure period.

After stockholder approval, the outstanding principal and interest under the Notes may be converted into shares of Common Stock at the sole option of the Debt Financing Investors at any time prior to the Maturity Date, at a conversion price of $5.70 per share (as may be adjusted for any subdivision by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or similar event occurring prior to such record date). The Notes may not be prepaid or called by the Company prior to the Maturity Date. If such stockholder approval is not obtained by May 30, 2015, the Notes will accrue interest at a rate of 13% per year until such time the stockholder approval is obtained.

Pursuant to the terms of the Note Purchase Agreement, the Company is obligated to file a registration statement with the SEC not later than 45 days after the date of the closing of the Debt Financing, registering for resale the shares of Common Stock issuable upon conversion of the Notes. The Company has agreed to cause such registration statement to be declared effective on or prior to the 90th day after such closing (the 120th day if the SEC reviews such registration statement), and has agreed to file additional registration statements if necessary. The Company is obligated to maintain the effectiveness of the resale registration statements until all securities registered thereunder are sold or otherwise can be sold without restriction pursuant to Rule 144 under the Securities Act. The Company is not registering the Notes.

Security Agreement

The Notes are secured by a second-position security interest on the Company’s assets, pursuant to the terms of a Security Agreement, dated as of March 11, 2015 (the “Security Agreement”), by and among the Company and the Debt Financing Investors. Under the terms of the Security Agreement, the Debt Financing Investors’ security interest is subordinated only to the senior security interest of Bridge Bank under the senior credit facility, pursuant to the terms of a Subordination Agreement, dated as of March 11, 2015, entered into by the Company, the Debt Financing Investors and Bridge Bank.

Voting Agreements

In connection with the Financing, certain of the Company’s officers and directors and the Company’s largest stockholders, including the Miller Parties, entered into Voting Agreements (collectively, the “Voting Agreements”). Pursuant to the Voting Agreements, the parties thereto have agreed to vote in favor of this Proposal and Proposals No. 1, 2 and 4.

Possible Effects on Rights of Existing Stockholders

If any of the interest or principal under the Notes is converted into Common Stock, the issuance of such shares would result in further dilution to our stockholders. Additionally, sales in the public market of the shares of Common Stock acquired upon conversion of the Notes, or the perception that such sales could occur, could adversely affect the prevailing market price of our Common Stock and impair our ability to raise funds in additional stock financings. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Possible Effects on Rights of Existing Stockholders if Proposal No. 3 Is Not Approved

Unless stockholder approval of this Proposal is received or unless our stockholders approve a similar proposal at a subsequent meeting, the Notes will not be convertible into shares of Common Stock. If the stockholders do not approve this Proposal prior to May 30, 2015, we will be required to pay interest on the Notes at the rate of 13% per annum.

Reasons for Stockholder Approval

Our Common Stock is listed on The NASDAQ Capital Market and, as such, we are subject to the NASDAQ Marketplace Rules. NASDAQ Marketplace Rule 5635(d) requires that an issuer obtain stockholder approval prior to the issuance of common stock if such issuance is for less than the greater of book or market value of the common stock and would equal 20% or more of the common stock or voting power of the issuer outstanding before the issuance. The conversion price of the Notes is $5.70, which is less than the greater of the book or market value of our Common Stock immediately before the date of the Note Purchase Agreement. If this Proposal is approved, the issuance of our Common Stock upon conversion of the Notes, when combined with the shares of Common Stock issuable to the investors described in Proposal No. 1 (as required under the NASDAQ Marketplace Rules and guidance), will exceed 20% of our Common Stock currently outstanding. We seek your approval of this Proposal in order to satisfy the requirements of NASDAQ Marketplace Rule 5635(d) with respect to the issuance of the Common Stock upon conversion of the Notes.

Additionally, under the terms of the Note Purchase Agreement, the Company agreed to obtain ratification by the stockholders of the sale and issuance of the Notes and the shares of Common Stock issuable upon conversion thereof. We seek your approval of this Proposal in order to satisfy the requirements under the Note Purchase Agreement.

Under the terms of the Note Purchase Agreement, the Company is required to submit this Proposal to our stockholders not later than May 30, 2015. Approval of this Proposal will constitute approval pursuant to NASDAQ Marketplace Rule 5635(d) and under the terms of the Purchase Agreement. In the event this Proposal is not approved by the Company’s stockholders at the Special Meeting, the Company shall take all action necessary to call up to three (3) additional meetings of its stockholders for the purpose of seeking approval of this Proposal, to be held promptly following the completion of the Special Meeting.

Vote Required

This Proposal to ratify the issuance and sale of the Notes, and to approve the issuance of the shares of Common Stock upon conversion of the Notes as required by and in accordance with NASDAQ Marketplace Rule 5635(d), will be approved if a majority of the shares of Common Stock and Series F Stock present or represented by proxy and entitled to vote at the Special Meeting are voted in favor of such ratification and approval. Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE TERMS OF THE ISSUANCE AND SALE OF THE COMPANY’S JUNIOR SECURED CONVERTIBLE PROMISSORY NOTES, AND THE APPROVAL OF THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON THE CONVERSION OF THE JUNIOR SECURED CONVERTIBLE PROMISSORY NOTES, AS REQUIRED BY AND IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D).

Certain of our officers, directors and stockholders have agreed to vote FOR Proposal No. 3 and have signed Voting Agreements in support thereof.

Unless marked otherwise, proxies received will be voted FOR Proposal No. 3.

PROPOSAL NO. 4

APPROVAL OF an amendment to Article IV of the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s Common Stock.

The Company proposes to amend its Second Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate”) to increase the number of authorized shares of the Company’s Common Stock from 15,000,000 shares to 35,000,000 shares.

The Special Committee has unanimously adopted a resolution authorizing, approving, declaring advisable and recommending to the Company’s stockholders for their approval an amendment (the “Share Increase Amendment”), which amends the first paragraph of Article IV of the Restated Certificate, to effect the increase to the number of authorized shares of Common Stock. The form of Share Increase Amendment is attached to this Proxy Statement as Appendix A. If the Share Increase Amendment is approved by the Company’s stockholders, the Company intends to file the Share Increase Amendment with the Secretary of State of the State of Delaware promptly following the Special Meeting.

Overview

The Restated Certificate currently authorizes the issuance of 15,000,000 shares of Common Stock, par value $0.0001 per share, and 1,000,000 shares of Preferred Stock, par value $0.0001 per share. The Special Committee approved the Share Increase Amendment, which amends the first paragraph of Article IV of the Restated Certificate to increase the number of authorized shares of Common Stock from 15,000,000 shares to 35,000,000 shares and, correspondingly, to increase the total number of shares of all classes of capital stock that the Company has authority to issue from 16,000,000 to 36,000,000 shares.

The proposed Share Increase Amendment would delete the first paragraph of Article IV of the Restated Certificate in its entirety and replace it with the following:

“The total number of shares of capital stock which the Corporation shall have authority to issue is thirty-six million (36,000,000), consisting of thirty-five million (35,000,000) shares of Common Stock, par value $0.0001 per share (“Common Stock”), and one million (1,000,000) shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”).”

As of March 10, 2015, there were:

•	7,959,837 shares of Common Stock issued and outstanding;

•	1,188,291 shares of Common Stock reserved for issuance upon conversion of 118,829.1 shares of Series F Preferred Stock issued and outstanding;

•	65,955 shares of Common Stock reserved for issuance to the Management and Director Investors in connection with the Second Closing of the Financing;

•	1,458,599 shares of Common Stock subject to outstanding awards under the Company’s equity inventive and stock purchase plans;

•	1,016,634 shares of Common Stock reserved for issuance under the Company’s equity incentive and stock purchase plans;

•	886,979 shares of Common Stock reserved for issuance upon exercise of non-qualified options issued to the Company’s Chief Executive Officer and certain other employees; and

•

2,200,496 shares of Common Stock reserved for issuance upon exercise of (i) outstanding warrants and (ii) the Management and Director Warrants to be issued to the Management and Director Investors in the Second Closing of the Financing.

As a result, approximately 14,776,791 shares of the Company’s 15,000,000 authorized shares of Common Stock have been issued or are reserved for issuance and, accordingly, few shares are available to the Company for use in connection with future financings, potential strategic acquisitions or other corporate needs. The lack of authorized shares of Common Stock available for issuance could unnecessarily limit or delay the Company’s ability to pursue future financings, acquisitions and other transactions.

Background and Purpose of the Share Increase Amendment

The Board of Directors believes it is in the Company’s and the Company’s stockholders’ best interests to increase the number of authorized shares of Common Stock to 35,000,000 in order to ensure that additional shares of Common Stock are available for general corporate purposes without the potential expense and delay incident to obtaining stockholder approval for a particular financing or other issuance, which may include:

•	raising capital through sales and issuances of shares of Common Stock or debt or equity securities that are convertible into Common Stock;

•	providing equity incentives to employees, officers, directors or consultants;

•	acquiring other businesses or assets; and

•	achieving other corporate purposes.

Other than in connection with (i) the Financing and the Debt Financing, (ii) the issuance of shares of Common Stock in connection with the Company’s existing employee benefit plans and the proposed 2015 Equity Incentive Plan discussed in Proposal No. 5 below and (iii) potential strategic acquisitions that the Company has been considering, the Company does not have any current intention or plan to issue shares of Common Stock. As of the date of the mailing of this Proxy Statement, the Company did not yet have any binding agreements or commitments with respect to any equity financing, other than the Financing and the Debt Financing described in Proposals No. 1, 2 and 3 above, or any strategic acquisitions.

Effects of the Proposed Share Increase Amendment

The additional shares of authorized Common Stock would be identical to the shares of Common Stock now authorized and outstanding, and the Share Increase Amendment would not affect the rights of current holders of Common Stock. Any issuances of additional shares of Common Stock, however, could adversely affect the existing holders of shares of Common Stock by diluting their ownership, voting power and earnings per share and book value per share with respect to such shares. The current holders of Common Stock do not have preemptive rights to purchase any shares of Common Stock that may be issued and, other than with respect to the preemptive rights of the investors in the Financing described in Proposals No. 1 and 2 above, the Board of Directors has no plans to grant such rights with respect to any such shares. The Company is currently authorized to issue up to 1,000,000 shares of Preferred Stock, 118,829.1 of which are issued or outstanding. The Board of Directors has the authority to determine the price, rights, preferences, privileges and restrictions, including voting rights and the right to convert any Preferred Stock into shares of Common Stock, of the unissued shares of Preferred Stock without any further vote or action by the stockholders. The rights of the holders of Common Stock will be subject to, and may be harmed by, the rights of the holders of any Preferred Stock that may be issued in the future. The proposed Share Increase Amendment will not affect this authorization.

As a general matter, the Board of Directors would be able to issue or reserve for issuance the additional shares of Common Stock in its discretion from time to time, without further action or approval of the Company’s stockholders, subject to and as limited by applicable law, regulation and the rules or listing requirements of any then applicable securities exchange.

Possible Anti-Takeover Effects of the Share Increase Amendment

The Board of Directors is unaware of any specific effort to obtain control of the Company and has no present intention of using the proposed increase in the number of authorized shares of Common Stock as an anti-takeover device. However, the Company’s authorized but unissued Common Stock could (within the limits imposed by applicable law, regulation and the rules or listing requirements of any then applicable securities exchange) be issued in one or more transactions that could make a change of control much more difficult and therefore more unlikely. The additional authorized shares of Common Stock could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in a potential takeover situation, including preventing or delaying a proposed business combination that is opposed by the Board of Directors, although perceived to be desirable by some stockholders.

No Appraisal Rights

Stockholders will not have dissenters’ or appraisal rights under Delaware corporate law or under the Company’s Restated Certificate in connection with the proposed Share Increase Amendment.

Required Vote

The affirmative vote of holders of a majority in voting power of the outstanding shares of the Common Stock and Series F Stock entitled to vote at the Special Meeting is required to approve the Company’s proposal to adopt the Share Increase Amendment in the form attached to this Proxy Statement as Appendix A. Abstentions and Broker non-votes will have the effect of a vote against this Proposal. This Proposal No. 4 is not conditioned upon approval of any other proposal contained in the Proxy Statement. If this Proposal No. 4 is approved, the Company intends to file the Share Increase Amendment promptly following the Special Meeting. The Board of Directors reserves the right at any time before the effective date of the amendment to the Restated Certificate, notwithstanding approval of this Proposal No. 4 by the Company’s stockholders, to abandon the proposed amendment without further action by the stockholders. If this Proposal No. 4 is not approved, the Share Increase Amendment will not be filed with the Secretary of State of the State of Delaware.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF an amendment to Article IV of the Company’s Second Amended and Restated Certificate of Incorporation, AS AMENDED, to increase the number of authorized shares of the Company’s common stock.

Certain of our officers, directors and stockholders have agreed to vote FOR Proposal No. 4 and have signed Voting Agreements in support thereof.

PROPOSAL NO. 5

APPROVAL OF adoption of the 2015 Equity Incentive Plan (including, without limitation, certain material terms of such Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended).

Introduction

At the Special Meeting, stockholders will be asked to approve the adoption of the Selectica, Inc. 2015 Equity Incentive Plan, or the “2015 Plan.” Our Board of Directors adopted the 2015 Plan on March 10, 2015, subject to and effective upon its approval by stockholders. If the stockholders approve the 2015 Plan, it will become effective on the day of the Special Meeting or the “effective date”, and no further awards will be granted under our 1999 Equity Incentive Plan (as amended and restated from time to time), or the “Predecessor Plan”, which will be terminated. If the 2015 Plan is not approved, then the Predecessor Plan will remain in effect.

We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors, and other service providers of the highest caliber.  One of the tools our Board of Directors regards as essential in addressing these challenges is a competitive equity incentive program. The 2015 Plan is designed to provide a vehicle under which a variety of stock-based and other awards can be granted to service providers (including, employees, consultants, and directors) of our company (and its subsidiaries) which will align the interests of award recipients with those of our stockholders, reinforce key goals and objectives that help drive stockholder value, and attract, motivate and retain experienced and highly qualified individuals who will contribute to our success.

Key Features

We are asking stockholders to authorize the adoption of the 2015 Plan primarily to align our equity incentive program with best practices, as well as to structure the share reserve in an efficient manner. The 2015 Plan expressly provides that stock options, restricted stock purchase rights, and other equity awards that require the participant to purchase shares for monetary consideration equal to their fair market value at grant, collectively “appreciation awards”, may not be repriced without the approval of our stockholders. In addition, the 2015 Plan does not permit “liberal” share recycling, with respect to shares withheld to pay an option's exercise price and/or withholding taxes applicable to any award. Further, the 2015 Plan limits the value of awards which may be received during any calendar year by a non-employee director.

Shares Available Under the Plan and Historical Use of Equity

The 2015 Plan authorizes the Compensation Committee to provide incentive compensation in the form of stock options, restricted stock and stock units, performance shares and units, other stock-based awards, and cash-based awards. Under the 2015 Plan, we are asking stockholders to authorize the Compensation Committee to issue up to 1,500,000 shares, less any shares granted on or after March 10, 2015 under the Predecessor Plan and prior to the 2015 Plan’s effective date. As discussed in greater detail below, any share granted under the 2015 plan will be counted as one share for every one share of stock subject to an award.

In operating our Predecessor Plan, we believe that the Compensation Committee has monitored and managed dilution to reasonable levels. As of March 10, 2015, options were outstanding under the Predecessor Plan for a total of 248,292 shares of our common stock and a total of 362,278 shares remained subject to unvested awards of restricted stock, restricted stock units, and performance-based restricted stock units outstanding under the Predecessor Plan. With respect to these outstanding options, their weighted average exercise price was $6.1459 per share and had a weighted average remaining term of approximately 7.82 years. In addition, on July 2, 2014, we also granted options to purchase up to an aggregate of 700,000 shares of common stock to certain employees in connection with our acquisition of Iasta.com, Inc. and Iasta Resources, Inc. and on December 4, 2013, we granted  options to purchase up to 186,979 shares of common stock to Blaine Mathieu in connection with his employment as the Company’s Chief Executive Officer, as previously disclosed on our Current Reports on Form 8-K filed with the SEC on December 10, 2013 and July 3, 2014, respectively.  These grants were made pursuant to NASDAQ Listing Rule 5635(c)  as employment inducement awards outside of the Predecessor Plan (collectively, the “Inducement Awards”). These options have a weighted average exercise price of $6.5518 and a weighted average remaining term of approximately 9.19 years; and, when combined with options granted under the Predecessor Plan, a weighted average exercise price of $6.4599 and a weighted average remaining term of approximately 8.88 years.

The following table sets forth the number of shares outstanding under the Predecessor Plan, the Inducement Awards, and the number of shares we are asking stockholders to authorize for future issuance under the 2015 Plan, along with the potential equity dilution represented by the outstanding shares and shares available for future awards as a percentage of the common shares outstanding (determined on a fully diluted basis).

	Total Shares	Equity Dilution: Total Shares as a Percent of Total Common Shares Outstanding(1)(2)
Shares outstanding under Predecessor Plan	610,570	5.57%
Shares outstanding under inducement Awards	886,979	8.1%
Shares authorized under 2015 Plan	1,500,000	13.69%
Total	2,997,549	27.36%

(1)	Determined on a fully diluted basis, meaning the total shares outstanding and authorized under the 2015 Plan are also included in total common shares outstanding

(2)	Based on total common shares outstanding at March 10, 2015 of 7,959,837.

As shown in the table above, if the adoption of the 2015 Plan is approved, the maximum aggregate number of shares we are requesting our stockholders to authorize under the 2015 Plan would, in conjunction with shares outstanding under the Predecessor Plan, and as Inducement Awards, represent a combined total of about 27.36% of the number of shares of our total common stock outstanding on March 10, 2015, determined on a fully diluted basis. Among the factors the Compensation Committee considered in determining the appropriate size of the share pool for our 2015 Plan was the company prior grant history of and its use of equity, the total potential dilution that could result from the 2015 Plan as well as potential grants of inducement awards similar to the Inducement Awards. This was based in part on forecasts of our anticipated growth rate for the next few years as well as future stock price scenarios. Based on this analysis, we believe the 2015 Plan’s share reserve will be sufficient for us to make grants of equity incentive awards under it through approximately May, 2018. Of course, however, changes in business practices, industry standards, our compensation strategy, or equity market performance could alter this projection. In addition, we are growing rapidly and as a result our equity-related employee population is also growing. Accordingly, although the requested authorized share reserve is designed to accommodate equity compensation needs under a variety of scenarios for three years, under some scenarios the reserve could prove to be insufficient for this period, in which case the stockholders would have the opportunity to either approve or disapprove any addition to the requested share reserve.

The following table sets forth the number of shares we have granted (both under the Predecessor Plan and the Inducement Awards) during our last three fiscal years and our annual and three-year average burn rate (gross number of shares granted during the year divided by weighted common shares outstanding).

	Fiscal 2014	Fiscal 2013	Fiscal 2012	Three-Year Average
Stock Options Granted	761	316	0	359
RSUs and Restricted Stock Granted	234	530	707	490.33
Weighted Average Common Shares Outstanding	3,756	2,827	2,787	3,123.33
Burn Rate	6.23%	18.75%	25.37%	15.7%

Section 162(m) Tax Considerations

The 2015 Plan is designed to help us comply with the rules relating to our ability to deduct in full for federal income tax purposes the compensation recognized by our executive officers in connection with certain types of awards. Section 162(m) of the Internal Revenue Code, or the “Code,” generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or any of the three other most highly compensated officers of a publicly held company other than the chief financial officer. However, qualified performance-based compensation is excluded from this limit.

To enable compensation in connection with stock options, certain restricted stock and restricted stock unit awards, performance shares, performance units, certain other stock-based awards, and cash-based awards granted under the 2015 Plan that are intended to qualify as “performance-based” within the meaning of Section 162(m) of the Code to be deductible, the stockholders are, in connection with the approval of the 2015 Plan, also being asked to approve certain material terms of the 2015 Plan for purposes of Section 162(m). Specifically, by approving the 2015 Plan, the stockholders will be approving, among other things:

●	the eligibility requirements for participation in the 2015 Plan;

●	the maximum numbers of shares for which stock-based awards may be granted to an employee in any fiscal year;

●	the maximum dollar amount that a participant may receive under a cash-based award for each fiscal year contained in the performance period; and

●

the performance measures that may be used by the Compensation Committee to establish the performance goals applicable to the grant or vesting of awards of restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards that are intended to result in qualified performance-based compensation.

While we believe that compensation provided by such awards under the 2015 Plan generally will be deductible by us for federal income tax purposes, under certain circumstances, compensation paid in settlement of some awards may not qualify as performance-based. In addition, Section 162(m) of the Code imposes a number of other requirements that must be met in order for awards to qualify for deduction under the Code. Accordingly, there can be no assurance that awards under the 2015 Plan will be fully deductible under all circumstances. In addition, other awards under the 2015 Plan which are not intended to satisfy these “performance-based” compensation requirements generally will not so qualify. To the extent that such compensation, when added to other non-exempt compensation, exceeds $1 million in any given year is paid to certain executives, then the amount in excess of $1 million will be subject to the deduction limitations of Section 162(m) of the Code.

Our Board of Directors believes that the 2015 Plan will serve a critical role in attracting and retaining the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to meet our goals. Therefore, our Board of Directors urges you to vote to approve the adoption of the 2015 Plan.

Summary of the 2015 Plan

The following summarizes the principal features of the 2015 Plan which is set forth in its entirety as Appendix B to this proxy statement. The following summary is qualified in its entirety by reference to Appendix B.

General. The purpose of the 2015 Plan is to advance our interests and our stockholders by providing an incentive program that will enable us to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of our company. These incentives are provided through the grant of stock options, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards, and cash-based awards.

Authorized Shares. The maximum number of shares of stock that may be issued under the 2015 Plan pursuant to awards shall be equal to 1,500,000 shares, less one share for every one share of stock subject to an award granted under the Predecessor Plan on or after March 10, 2015 and prior to the 2015 Plan’s effective date. As described above, after the 2015 Plan’s Effective Date, no awards may be granted under the Predecessor Plan.

Share Counting. If (a) an outstanding award under the 2015 Plan for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of stock acquired pursuant to an award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the participant’s purchase price, or (b) after March 10, 2014 an outstanding award under the Predecessor Plan expires, is terminated or canceled without having been exercised or settled in full, or if shares acquired pursuant to an award subject to forfeiture or repurchase under the Predecessor Plan are forfeited or repurchased by us for an amount not greater than the holder’s purchase price, then in each case the shares of stock allocable to the terminated portion of such award or such forfeited or repurchased shares of stock (or award or shares under the Predecessor Plan) shall again be available for issuance under the 2015 Plan. Shares of stock shall not be deemed to have been issued pursuant to the 2015 Plan with respect to any portion of an award that is settled in cash. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations applicable to awards granted under the Predecessor Plan or the 2015 Plan shall not again be available for issuance under the 2015 Plan. If the exercise price of an option under the 2015 Plan is paid by tender, or attestation to the ownership, of shares owned by the participant, or by means of a net-exercise, the number of shares available for issuance under the 2015 Plan shall be reduced by the gross number of shares of stock for which the option is exercised. Shares reacquired by us on the open market or otherwise using cash proceeds from the exercise of options shall not be added to the shares authorized for grant under the 2015 Plan.

Any shares that again become available for grant under the 2015 Plan shall be added to the share reserve as one share for every one share subject to an equity award.

Adjustments for Capital Structure Changes. Appropriate and proportionate adjustments will be made to the number of shares authorized under the 2015 Plan, to the numerical limits on certain types of awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2015 Plan to adjust other terms of outstanding awards as it deems appropriate.

Award Limits. As described above, in order to enable compensation provided in connection with certain types of awards intended to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the 2015 Plan establishes a limit on the maximum aggregate number of shares or dollar value for which such awards may be granted to an employee in any fiscal year which are intended to qualify as performance-based awards under Section 162(m) of the Code, as follows:

General share Limitation:	300,000 shares (or if applicable, 300,000 shares per fiscal year in the performance period).

New hires:	The above limits are each increased to 500,000

Cash-based awards:	$2,500,000 per fiscal year in the performance period.

The above limitations are subject to adjustment in the event of changes in our capital structure, as outlined above. In addition, to comply with applicable tax rules, the 2015 Plan also limits to 2,200,000 the number of shares that may be issued upon the exercise of incentive stock options granted under the 2015 Plan; as adjusted in accordance with the terms of the 2015 Plan.

In addition, notwithstanding any other provision of the Plan to the contrary, grants of awards to any non-employee director are limited to 60,000 shares per calendar year (90,000 for the calendar year in which the individual first becomes a non-employee director).

Administration. The 2015 Plan generally will be administered by the Compensation Committee of our Board of Directors, although our Board of Directors retains the right to appoint another of its committees to administer the 2015 Plan or to administer the 2015 Plan directly. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the 2015 Plan must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board of Directors.) Subject to the provisions of the 2015 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m) of the Code or otherwise provided by the 2015 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The 2015 Plan provides, subject to certain limitations, for indemnification by us of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2015 Plan. All awards granted under the 2015 Plan will be evidenced by a written or digitally signed agreement between us and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2015 Plan. The Committee will interpret the 2015 Plan and awards granted thereunder, and all determinations of the Committee generally will be final and binding on all persons having an interest in the 2015 Plan or any award.

Prohibition of Option Repricing. The 2015 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for any of the following with respect to underwater options (except in connection with adjustments for capital changes discussed above): (1) either the cancellation of such outstanding options in exchange for the grant of new options at a lower exercise price or the amendment of outstanding options to reduce the exercise price, (2) the issuance of new “full value awards” generally, awards other than appreciation awards) in exchange for the cancellation of such outstanding options, or (3) the cancellation of such outstanding options in exchange for payments in cash. For the avoidance of doubt, this repricing prohibition also applies to restricted stock purchase rights that require the participant to purchase shares for monetary consideration equal to their fair market value at grant.

Eligibility. Awards may be granted to our employees, directors, and consultants or any present or future parent or subsidiary corporation or other affiliated entity. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of us, or any parent or subsidiary corporation of us. As of March 10, 2015, we had approximately 117 employees, including 3 executive officers, and 4 non-employee directors who would be eligible under the 2015 Plan.

Stock Options. The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary corporation of us (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On March 10, 2015, the closing price of our common stock as reported on the NASDAQ Global Market was $5.99 per share.

The 2015 Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to us of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by us, through the participant’s surrender of a portion of the option shares to us.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2015 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the 2015 Plan).

Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee, and provided further that such transfer is not for consideration. No dividend equivalents shall be paid with respect to Options.

Restricted Stock Awards. The Committee may grant restricted stock awards under the 2015 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to us rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award and dividends paid in cash may be subject to such restrictions.

Restricted Stock Units. The Committee may grant restricted stock units under the 2015 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to us. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

Performance Awards. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between us and the participant. These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination thereof.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of our company and each subsidiary corporation consolidated with us for financial reporting purposes, or such division or business unit of us as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: (i) revenue; (ii) sales; (iii) expenses; (iv) operating income; (v) gross margin; (vi) operating margin; (vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; (viii) pre-tax profit; (ix) net operating income; (x) net income; (xi) economic value added; (xii) free cash flow; (xiii) operating cash flow; (xiv) balance of cash, cash equivalents and marketable securities; (xv) stock price; (xvi) earnings per share; (xvii) return on stockholder equity; (xviii) return on capital; (xix) return on assets; (xx) return on investment; (xxi) total stockholder return; (xxii) employee satisfaction; (xxiii) employee retention; (xxiv) market share; (xxv) customer satisfaction; (xxvi) product development; (xxvii) research and development expenses; (xxviii) completion of an identified special project; and (xxix) completion of a joint venture or other corporate transaction.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to an index, budget or other standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, if applicable, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code (with respect to awards intended to qualify as performance-based awards under Section 162(m) of the Code). However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. The Committee may provide for performance award payments in lump sums or installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalent rights or interest during the deferral period.

Dividends and Dividend Equivalents on Performance Awards. In its discretion, the Committee may provide for a participant awarded performance shares of to receive dividends or dividend equivalent rights with respect to cash dividends paid on our common stock, however, such rights shall only vest if, and to the extent, the underlying awards vest.

Cash-Based Awards and Other Stock-Based Awards. The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Change in Control. Unless otherwise defined in a participant’s award or other agreement with the Company, the 2015 Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the 2015 Plan) becoming the direct or indirect beneficial owner of more than 50% of our voting stock; (b) a liquidation or dissolution of us; or (c) a consolidation, share exchange, reorganization or merger of us resulting in the stockholders of us immediately prior to such event not owning at least a majority of the voting power of the resulting entity’s securities outstanding immediately following such event; or (d) the sale or other disposition of all or substantially all the assets of us (other than a transfer of financial assets made in the ordinary course of business for the purpose of securitization.

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. If so determined by the Committee, stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. In general, awards which are not assumed, substituted for or otherwise continued, in connection with a Change in Control will have their vesting accelerate in full such that the Award will be 100% vested and nonforfeitable effective upon the consummation of the Change in Control. In general, any awards which are not assumed, substituted for or otherwise continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control. Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The 2015 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award. The vesting of all awards held by any non-employee director will be accelerated in full upon a Change in Control.

Awards Subject to Section 409A of the Code. Certain awards granted under the 2015 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A of the Code. Any such awards will be required to comply with the requirements of Section 409A of the Code. Notwithstanding any provision of the 2015 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2015 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A of the Code.

Amendment, Suspension or Termination. The 2015 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2015 Plan following the tenth anniversary of the date the 2015 Plan was adopted by the Board of Directors. The Committee may amend, suspend or terminate the 2015 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2015 Plan, change the class of persons eligible to receive incentive stock options, permit (or amend to permit) repricings, or require stockholder approval under any applicable law. No amendment, suspension or termination of the 2015 Plan may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not have a materially adverse effect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code, or unless expressly provided in the terms and conditions governing the award.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2015 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may generally elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards. A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

New 2015 Plan Benefits

No awards will be granted under the 2015 Plan prior to its approval by our stockholders. All awards will be granted at the discretion of the Committee, and, accordingly, are not yet determinable. However, it is anticipated that, among others, all of our current executive officers, including our named executive officers, will continue to receive awards under the 2015 Plan.

Vote Required and Board Recommendation

Approval of this Proposal requires the affirmative vote of a majority of the number of shares present and entitled to vote on this Proposal, as well as the presence of a quorum representing a majority of all outstanding shares of our Common Stock and Series F Stock, either in person or by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome.

Our Board of Directors unanimously recommends a vote “FOR” the approval of the adoption of the Selectica, Inc. 2015 Equity Incentive Plan (INCLUDING, WITHOUT LIMITATION, CERTAIN MATERIAL TERMS OF SUCH PLAN FOR PURPOSES OF SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership of Certain Beneficial Owners and Management

The following tables set forth, as of March 23, 2015, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent 5% of the Company’s outstanding shares, (ii) each of the Company’s current directors and named executive officers and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following tables does not necessarily reflect the person’s actual voting power at any particular date. The Company has relied upon the contents of statements filed with the SEC pursuant to Section 13(d) of the Exchange Act.

To the Company’s knowledge, except as indicated in the footnotes to these tables and pursuant to applicable community property laws, the persons named in the tables have sole voting and investment power with respect to all shares of the Company as beneficially owned by them.

Security Ownership of Certain Beneficial Owners

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Series F Convertible Preferred Stock	Diker Management LLC (1) 730 Fifth Avenue, 15th Floor, New York, NY 10019	13,829.7	11.64%
Series F Convertible Preferred Stock	Lloyd I. Miller, III (2) 222 Lakeview Ave., Suite 160-365 West Palm Beach, FL 33401	63,829.6	53.72%
Series F Convertible Preferred Stock	G. Nicholas Farwell (3) 1240 Arbor Rd. Menlo Park, CA 94025	20,212.6	17.01%
Series F Convertible Preferred Stock	Southpaw Asset Management LP 2 Greenwich Office Park Greenwich, CT 06831	6,382.9	5.37%

Note:	Percentage of ownership is based on 118,829.1 shares of Series F Convertible Preferred Stock of the Company outstanding on March 23, 2015.

(1)

Consists of 13,829.7 shares held by Unterberg Koller Capital Fund LP (“UKC”). Diker-UKC GP LLC is the general partner of UKC. Diker Management LLC is the investment management company for UKC and shares voting and investment control over the portfolio securities of UKC. Charles M. Diker, Chairman of Diker Management LLC, and Mark N. Diker, Chief Executive Officer of Diker Management LLC, hold voting and investment power over the shares owned by UKC.

(2)

Includes 63,829.6 shares beneficially held by Mr. Miller as of March 23, 2015, with sole voting and dispositive power as to all of the shares. Mr. Miller has sole voting and dispositive power with respect to 31,914.8 of the reported securities as a manager of a limited liability company that is the general partner of certain limited partnerships. Mr. Miller has sole voting and dispositive power with respect to 15,957.4 of the reported securities as a manager of a limited liability company that is the investment advisor to the trustee of certain family trusts. Mr. Miller has sole voting and dispositive power with respect to 15,957.4 of the reported securities as the trustee of a managed custody account.

(3)

Includes 20,212.6 shares beneficially held by Mr. Farwell as of March 23, 2015, with sole voting and dispositive power as to all of the shares. Mr. Farwell has sole voting and dispositive power with respect to 13,829.7 of the reported securities as the trustee of a certain family trust.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Lloyd I. Miller, III (1) 222 Lakeview Ave., Suite 160-365 West Palm Beach, FL 33401	2,161,513	25.82%
Common Stock	Austin W. Marxe, David M. Greenhouse, and Adam Stettner (2) 527 Madison Avenue, Suite 2600, New York, NY, 10022	798,143	9.99%
Common Stock	Diker Management LLC (3) 730 Fifth Avenue, 15th Floor, New York, NY 10019	804,732	9.99%
Common Stock	Lloyd Sems (4)	253,465	3.17%
Common Stock	Blaine Mathieu (5)	70,509	*
Common Stock	Todd Spartz (6)	98,514	1.23%
Common Stock	Michael J. Casey (7)	36,220	*
Common Stock	J. Michael Gullard (8)	43,333	*
Common Stock	Michael Brodsky (9)	201,872	2.51%
Common Stock	Alan Howe (10)	41,428	*
	All executive officers and directors as a group (7 persons) (11)	745,341	9.09%

* Less than 1% of the outstanding shares of Common Stock.

Note:	Percentage of ownership is based on 7,959,837 shares of Common Stock of the Company outstanding on March 23, 2015.

(1)

Includes 2,161,513 shares beneficially held by Mr. Miller as of March 23, 2015. Mr. Miller has sole voting and dispositive power with respect to 1,164,705 of the reported securities (which includes 221,782 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days of March 23, 2015) as a manager of a limited liability company that is the general partner of a certain limited partnership. Mr. Miller has sole voting and dispositive power with respect to 778,623 of the reported securities (which includes 147,853 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days of March 23, 2015) as a manager of a limited liability company that is the investment advisor to the trustee of certain family trusts. Mr. Miller has shared voting and dispositive power with respect to 2,100 of the reported securities as the investment advisor to the trustee of a family trust. Mr. Miller has sole voting and dispositive power with respect to 216,085 of the reported securities (which includes 41,069 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days of March 23, 2015) as the trustee of a trust.

(2)

Consists of (i) 267,601 shares of Common Stock and warrants to acquire 127,583 shares of Common Stock held by Special Situations Private Equity Fund, L.P. (“SSFPE”) of which warrants to acquire 10,026 shares of Common Stock are exercisable within 60 days of March 23, 2015 as a result of the beneficial ownership limitations included therein, (ii) 76,325 shares of Common Stock and warrants to acquire 33,069 shares of Common Stock held by Special Situations Technology Fund, L.P. (“SSFTech”) of which warrants to acquire 2,976 shares of Common Stock are exercisable within 60 days of March 23, 2015 as a result of the beneficial ownership limitations included therein, and (iii) 424,643 shares of Common Stock and warrants to acquire 184,601 shares of Common Stock held by Special Situations Technology Fund II, L.P. (“SSFTechII”) of which warrants to acquire 16,572 shares of Common Stock are exercisable within 60 days of March 23, 2015 as a result of the beneficial ownership limitations included therein. AWM is the investment adviser to SSFPE, SSFTech and SSFTechII. Austin W. Marxe, David M. Greenhouse and Adam C. Stettner are the principal owners of AWM. Through their control of AWM, Messrs. Marxe, Greenhouse and Stettner share voting and investment control over the portfolio securities of each of the funds listed above.

(3)

Consists of (i) 95,833 shares of Common Stock and warrants to acquire 30,208 shares of Common Stock held by Diker Microcap Fund LP (“DMF”) of which warrants to acquire 12,326 shares of Common Stock are exercisable within 60 days of March 23, 2015 as a result of the beneficial ownership limitations therein and (ii) 613,364 shares of Common Stock and warrants to acquire 306,648 shares of Common Stock held by UKC of which warrants to acquire 83,209 shares of Common Stock are exercisable within 60 days of March 23, 2015 as a result of the beneficial ownership limitations included therein. Diker GP LLC is the general partner of DMF. Diker Management LLC is the investment management company for DMF and shares voting and investment control over the portfolio securities of DMF. Charles M. Diker, Chairman of Diker Management LLC, and Mark N. Diker, Chief Executive Officer of Diker Management LLC, hold voting and investment power over the shares owned by DMF.

(4)

Includes 90,045 shares of Common Stock held by Mr. Sems, 10,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of March 23, 2015, 138,420 shares of Common Stock held beneficially by Sems Strategic Value, LP and Sems Diversified Value, LP, of which Mr. Sems is the managing member of the general partner, and 15,000 shares of Common Stock issuable upon exercise of a warrant exercisable within 60 days of March 23, 2015 held beneficially by Sems Diversified Value, LP, of which Mr. Sems is the managing member of the general partner.

(5)

Includes 3,636 shares of Common Stock held by Mr. Mathieu, 66,221 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of March 23, 2015 and 652 shares of Common Stock issuable upon release of restricted stock units releasable within 60 days of March 23, 2015.

(6)	Reflects 61,328 shares of Common Stock held by Mr. Spartz and 37,186 shares of Common Stock issuable upon release of restricted stock units releasable within 60 days of March 23, 2015.

(7)	Includes 29,552 shares of Common Stock held by Mr. Casey and 6,668 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of March 23, 2015.

(8)

Includes 20,593 shares of Common Stock held by Mr. Gullard, 10,715 shares of Common Stock held beneficially by The Gullard Family Trust, of which Mr. Gullard is the trustee, 5,357 shares of Common Stock issuable upon exercise of a warrant exercisable within 60 days of March 23, 2015 held beneficially by The Gullard Family Trust, of which Mr. Gullard is the trustee, and 6,668 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of March 23, 2015.

(9)

Includes 67,854 shares of Common Stock held by Mr. Brodsky, 46,429 shares of Common Stock held beneficially by Vajra Fund I, L.P., of which Mr. Brodsky is the general partner, 23,214 shares of Common Stock issuable upon exercise of a warrant exercisable within 60 days of March 23, 2015 held beneficially by Vajra Fund I, L.P., of which Mr. Brodsky is the general partner, 61,250 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of March 23, 2015 and 3,125 shares of Common Stock issuable upon release of restricted stock units releasable within 60 days of March 23, 2015.

(10)	Includes 33,093 shares of Common Stock held by Mr. Howe and 8,335 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of March 23, 2015.

(11)

Includes 501,665 shares of Common Stock, 159,142 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of March 23, 2015, 40,963 shares of Common Stock issuable upon release of restricted stock units releasable within 60 days of March 23, 2015, and 43,571 shares of Common Stock issuable upon exercise of warrants exercisable within 60 days of March 23, 2015.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Fiscal 2014 Summary Compensation Table

The following table sets forth, for the last two fiscal years, the dollar value of all cash and non-cash compensation earned by each person who, for fiscal year 2014, may be considered a “named executive officer” under the rules of the SEC (the “Named Executive Officers”).

Name and Principal Position (8)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(7)	Option Awards ($)(1)(7)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Todd Spartz (3)	2014	230,000	-	-	-	70,313	2,790	303,103
Chief Financial Officer	2013	230,000	-	266,500	-	43,125	2,855	542,480
Michael Brodsky (4)	2014	209,091	-	143,000	117,905	-	6,657	476,653
Executive Chairman	2013	45,000	-	25,000	-	-	-	70,000
Blaine Mathieu (5)	2014	97,500	-	-	477,582	-	226	575,308
President and Chief Executive Officer	2013	-	-	-	-	-	-	-
Jason Stern (6)	2014	89,015	-	-	-	70,313	85,362	244,690
President and Chief Executive Officer	2013	250,000	-	1,172,600	-	70,313	2,829	1,495,742

(1)

The amounts in the Stock Awards and Option Awards columns reflect the grant date fair value of stock awards and option awards granted in the fiscal years shown, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of option award amounts are included in Note 10 to the financial statements set forth in our annual report on Form 10-K filed on June 27, 2014 (Commission File No. 000-29637).

(2)	The amounts in this column represent bonus payments based on the achievement of certain Company milestones.

(3)

Mr. Spartz’s employment with us started on September 14, 2009. All other compensation for Mr. Spartz is related to payment of life insurance premiums and benefit supplement for not participating in the company health plan.

(4)

Mr. Brodsky was appointed Chairman and Interim Chief Executive Officer on August 6, 2013, and became an executive officer at that time. On December 4, 2013, Mr. Brodsky resigned as Interim Chief Executive Officer and was appointed as Executive Chairman. Mr. Brodsky’s compensation for fiscal year 2013 consisted of a $45,000 annual retainer fee as a non-employee director and restricted stock units with a market value of $25,000. Mr. Brodsky’s compensation for fiscal year 2014 consisted of $22,500 as a pro-rated annual retainer fee earned as a non-employee director, and restricted stock units with a market value of $143,000, options to purchase shares of the Company’s common stock with a market value of $117,905, and $193,248 earned as an executive officer. All other compensation for Mr. Brodsky is related to payment of life insurance premiums and benefit supplement for not participating in the Company health plan for part of fiscal year 2014.

(5)

Mr. Mathieu was appointed President and Chief Executive Officer on December 4, 2013, and became an executive officer at that time. All other compensation for Mr. Mathieu is related to payment of life insurance premiums and benefit supplement for not participating in the company health plan.

(6)

Mr. Stern was elected President and Chief Operating Officer on January 12, 2010, and became an executive officer at that time, and he was appointed Chief Executive Officer on February 7, 2011. Mr. Stern was dismissed as President and Chief Executive Officer and resigned as member of the Board of Directors of the Company on August 6, 2013. All other compensation for Mr. Stern was related to payment life insurance premiums, benefit supplement for not participating in the company health plan and separation pay.

(7)	The material terms of the referenced grants are included in the footnotes to the Outstanding Equity Awards table below and incorporated herein by reference.

(8)	The Company does not consider any other Company employees to be “named executive officers” as defined in Item 402(m) of Regulation S-K.

Outstanding Equity Awards at Fiscal Year-End 2014

The following table sets forth information regarding outstanding equity awards as of March 31, 2014, for each of our Named Executive Officers.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options- Exercisable (#)	Number of Securities Underlying Unexercised Options- Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights of Stock That Have Not Vested ($)(1)
Blaine Mathieu (2)		186,979			$6.28	12/04/2023		$			$

Todd Spartz (3)				$			4,063		$27,060	47,477		$316,197

Michael Brodsky (4)	5,000				$5.18	11/09/2020	18,750		$124,875		$
	12,500	37,500			$5.72	08/12/2023

(1)

Computed in accordance with SEC rules as the number of unvested shares or units multiplied by the closing market price of our Common Stock at the end of the 2014 fiscal year, which was $6.66 on March 31, 2014. The actual value (if any) to be realized by the officer depends on whether the shares vest and on the future performance of our Common Stock.

(2)

Mr. Mathieu was granted 186,979 shares of non-qualified incentive stock options on December 4, 2013, one quarter of which vested on December 4, 2014, and the remaining balance vests in equal monthly installments in the three years of continuous service thereafter.

(3)

Mr. Spartz was granted 10,000 restricted stock units on September 14, 2009, one quarter of which vested on September 14, 2010, and 1/16 of which vested quarterly thereafter. Additionally, Mr. Spartz was granted 10,000 performance-based restricted stock units on January 12, 2010, 7,659 units of which vested based on achievement of certain quarterly performance targets through the end of fiscal 2011. Mr. Spartz was also granted 10,000 restricted stock units on May 4, 2010, half of which vested on May 4, 2011 after one year of continuous service from May 4, 2010, the vesting commencement date, and one eighth of which vested quarterly thereafter. Mr. Spartz was granted 15,000 restricted stock units on July 6, 2011, one quarter of which vested on April 1, 2012, and the remaining balance vests in equal monthly installments in the three years of continuous service thereafter. Mr. Spartz was granted 50,000 performance-based restricted stock units on December 3, 2012 which vest over a three year period through fiscal 2015 based upon achievement of certain quarterly performance targets, of which 2,523 units vested through the end of fiscal 2014.

(4)

Mr. Brodsky was granted 5,000 shares of non-qualified incentive stock options on November 9, 2010, which vested in three annual installments from October 7, 2011. Mr. Brodsky was granted 5,103 restricted stock units on January 5, 2011, which became fully vested on January 5, 2012. Mr. Brodsky was granted 6,511 restricted stock units on February 7, 2012, which became fully vested on February 7, 2013. Mr. Brodsky was granted 4,578 restricted stock units on January 22, 2013, which became fully vested on January 22, 2014. Mr. Brodsky was granted 50,000 shares of non-qualified incentive stock options on August 12, 2013, which vest over a 24 month period in equal quarterly installments from August 6, 2013, the vesting commencement date. Mr. Brodsky was granted 25,000 restricted stock units on August 12, 2013, which vest over a 24 month period in equal quarterly installments from August 6, 2013, the vesting commencement date.

Employment Agreement with Executive Chairman

Mr. Brodsky is party to an employment arrangement with the Company which provides for a monthly salary of $12,500 through August 31, 2015. Mr. Brodsky was also granted an initial grant of 25,000 restricted stock units representing shares of the Company’s common stock and an option to purchase 50,000 shares of the Company’s common stock under the Company’s 1999 Equity Incentive Plan, subject to vesting quarterly over a 24-month period whether or not Mr. Brodsky continued his employment, so long as Mr. Brodsky did not voluntarily resign prior to the six months of continuous service. Mr. Brodsky was granted an additional grant of 25,000 restricted stock units representing shares of the Company’s common stock and an option to purchase 50,000 shares of the Company’s common stock under the Company’s 1999 Equity Incentive Plan, subject to vesting quarterly over a 24-month period whether or not Mr. Brodsky continued his employment. The restricted stock units and options will automatically accelerate and be fully vested upon a Change in Control of the Company.

Employment Agreement with President and Chief Executive Officer

In connection with his appointment as President and Chief Executive Officer of the Company, on December 4, 2013 the Company entered into an employment offer letter and a severance agreement with Mr. Mathieu. The employment offer letter provides for an annual salary of $300,000 and an annual target incentive bonus in the amount of up to $150,000, subject to the achievement of annual performance milestones established by the Board of Directors or the Board’s Compensation Committee. The severance agreement provides that if Mr. Mathieu’s employment is terminated by the Company without Cause or by Mr. Mathieu for Good Reason, in each case within 12 months following a Change in Control of the Company (as each such term is defined in the severance agreement), the Company will be required to pay Mr. Mathieu severance benefits equal to his then-existing base salary and the employer portion of Mr. Mathieu’s monthly health insurance premium for a period of 12 months following his separation from service, less applicable withholdings and deductions and subject to Mr. Mathieu signing a general release of claims. If Mr. Mathieu’s employment is terminated by the Company without Cause prior to a Change in Control, the Company will be required to pay Mr. Mathieu severance benefits equal to his then-existing base salary and the employer portion of Mr. Mathieu’s monthly health insurance premium for a period of 6 months following his separation from service, less applicable withholdings and deductions and subject to Mr. Mathieu signing a general release of claims. Mr. Mathieu was also granted a non-qualified option to purchase 186,979 shares of the Company’s common stock, exercisable for 10 years, subject to vesting over a 48-month period, with one quarter (1/4) of the option shares vesting after 12 months of continuous service from Mr. Mathieu’s start date, and the remaining option shares vesting in equal monthly installments over the following 36 months of continuous service to the Company. Under the terms of his severance agreement, the option shares would vest in full if Mr. Mathieu’s service to the Company is terminated by the Company without Cause or by him for Good Reason within 12 months following a Change in Control.

Employment Agreement with Chief Financial Officer

Mr. Spartz entered into an employment arrangement with the Company under which he receives an annual base salary of $230,000. For fiscal 2014, the Board adopted an incentive bonus program under which Mr. Spartz also received $43,125 in aggregate payments based on the achievement of certain quarterly CMRR, revenue, operating loss and cash goals for the Company’s 2013 fiscal year. In addition, the Company and Mr. Spartz entered into a severance agreement, which provides, among other things, for the continuation of Mr. Spartz’s base salary and health insurance benefits for six months if he is discharged for a reason other than cause or permanent disability at any time. Mr. Spartz will be entitled to twelve months of base salary and health insurance benefits if he is discharged without cause or resigns for good cause within 12 months after the Company is subject to a change in control. Mr. Spartz will be required to execute a release in the form attached to the severance agreement as a condition of receiving these benefits. The severance agreement also provides that all equity awards held by Mr. Spartz at the time of a change in control will immediately vest in full. Last, the severance agreement provides that any targeted annual incentive bonus for Mr. Spartz for the current fiscal year will be triggered at 100% of the target metrics at the time of a change in control.

Fiscal 2014 Director Compensation

The following table sets forth the compensation of the members of our Board of Directors for fiscal year 2014 except for Mr. Stern and Mr. Mathieu, who did not receive compensation for serving as directors under the Company’s compensation program for non-employee directors since they were employees of the Company, and Mr. Brodsky, whose compensation is set forth on the Fiscal 2014 Summary Compensation Table above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Michael Casey	55,000	25,000	12,812	92,812
J. Michael Gullard	45,000	25,000	12,812	82,812
Lloyd Sems	45,000	25,000	8,540	78,540
Alan Howe	52,500	25,000	25,624	103,124

(1)

The amounts in the Stock Awards and Option Awards columns reflect the grant date fair value of stock awards and option awards granted in the fiscal year 2014, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of option award amounts are included in Note 10 to the financial statements set forth in our annual report on Form 10-K filed on June 27, 2014 (Commission File No. 000-29637). Our directors held the following stock awards granted in connection with each of their service as a director at March 31, 2014: Alan Howe, 25,593 shares; Lloyd Sems, 27,929 shares; J. Michael Gullard, 20,593 shares; Michael Casey, 20,593 shares; Michael Brodsky, 16,192 shares. Our directors held the following options granted in connection with each of their service as a director at March 31, 2014: Michael Brodsky, 5,000 shares; Michael Casey, 10,000 shares; J. Michael Gullard, 10,000 shares; Alan Howe, 15,000 shares; Lloyd Sems, 13,333 shares.

Under the director compensation policy in effect during fiscal year 2014, each non-employee director was paid a $45,000 annual retainer fee, and the audit committee chair was paid an additional $10,000 annual fee. Travel expenses incidental to meeting attendance are reimbursed.

In addition, each non-employee director receives restricted stock units with a market value of $25,000 per year. All of the restricted stock units vest on the first anniversary of the grant, with immediate full vesting in the event of a change in control. Upon taking office and every three years thereafter, each non-employee director also receives an option to purchase 5,000 shares. The options vest over three years, with immediate full vesting in the event of a change in control. Mr. Howe was granted an option to purchase an additional 5,000 shares of the Company’s common stock due to his not receiving such grant in the previous period; Mr. Sems was provided with a grant to purchase 3,333 shares of the Company’s common stock to pro-rate a grant such that he would be within the same triennial grant cycle as the other directors.

DOCUMENTS INCORPORATED BY REFERENCE

As permitted by Item 13(b) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are “incorporating by reference” into this proxy statement specific documents that we filed with the SEC, which means that we may disclose important information to you by referring you to those documents that are considered part of this proxy statement. Information that we file subsequently with the SEC will automatically update and supersede this information.

We incorporate by reference into this proxy statement the following documents filed with the SEC (Commission File No. 000-29637), and any future documents that we file with the SEC prior to our special meeting, excluding any reports or portions thereof that have been “furnished” but not “filed” for purposes of the Exchange Act:

●	Our Annual Report on Form 10-K for the year ended March 31, 2014;

●	Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014;

●	Our Quarterly Report on Form 10-Q for the quarter ended September 30, 2014;

●	Our Quarterly Report on Form 10-Q for the quarter ended December 31, 2014;

●

Our Current Reports on Form 8-K and 8-K/A filed on April 14, 2014 (file no. 000-29637-14763044), May 20, 2014 (file no. 000-29637-14858798), June 5, 2014 (excluding Item 2.02 and Exhibit 99.2 thereto) (file no. 000-29637-14894199 ), June 6, 2014 (file no. 000-29637-14895073), June 11, 2014 (file no. 000-29637-14904683), July 3, 2014 (file no. 000-29637-14961096), August 7, 2014 (file no. 000-29637- 141024965), August 8, 2014 (file no. 000-29637-141025630), September 3, 2014 (file no. 000-29637-141080801), December 29, 2014 (file no. 000-29637-141312986), January 2, 2015 (file no. 000-29637-15501451), February 9, 2015 (excluding Item 2.02 and Exhibit 99.1 thereto) (file no. 000-29637-15589138), March 16, 2015 (file no. 000-29637-15703112) and March 30, 2015; and

●

Our Definitive Proxy Statement on Schedule 14A filed on July 21, 2014 in connection with our 2014 Annual Meeting of Stockholders, but only to the extent incorporated by reference in our Annual Report on Form 10-K, as supplemented by our Current Report on Form 8-K/A filed on August 7, 2014, as amended by our Current Report on Form 8-K/A filed on August 8, 2014.

This proxy statement or information incorporated by reference herein, contains summaries of certain agreements that we have filed as exhibits to various SEC filings, as well as certain agreements that we entered into in connection with the transactions discussed in this proxy statement. The descriptions of these agreements contained in this proxy statement or information incorporated by reference herein do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements. Copies of the definitive agreements will be made available without charge to you by making a written or oral request to us.

Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this proxy statement.

We will provide to each person, including any beneficial owner, to whom a proxy statement is delivered, upon written or oral request and without charge, a copy of the documents referred to above that we have incorporated by reference. You can request copies of such documents, without charge, if you write us at: Selectica, Inc., 2121 South El Camino Real, San Mateo, California 94403, Attention: Stockholder Services, or contact the Company’s Corporate Secretary by telephone at (408) 570-9700. The documents referred to above are also available from the EDGAR filings that can be obtained through the SEC’s website at http://www.sec.gov or our website at http://www.selectica.com.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Selectica, Inc., 2121 South El Camino Real, San Mateo, California 94403, Attn: Corporate Secretary, or contact the Company’s Corporate Secretary by telephone at (408) 570-9700. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials.

Stockholders of the Company may submit proposals on matters appropriate for stockholder action at meetings of the Company’s stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”). For such proposals to be included in the Company’s proxy materials relating to its 2015 Annual Meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must have been received by the Company no later than March 23, 2015. However, if the date of next year’s Annual Meeting of stockholders is moved more than 30 days before or 30 days after the anniversary date of the Annual Meeting, the deadline for inclusion of proposals in the Company’s proxy statement and proxy is instead a reasonable time before the Company begins to print and mail its proxy materials. Such stockholder proposals should be addressed to Selectica, Inc., 2121 South El Camino Real, San Mateo, California 94403, Attn: Stockholder Services.

Requirements for Stockholder Proposals to Be Brought Before the Annual Meeting.

The Company’s bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an Annual Meeting of stockholders, the stockholder must have given timely notice thereof in writing to the Secretary of the Company not less than 70 nor more than 90 calendar days prior to the anniversary of the date of the immediately preceding Annual Meeting of stockholders (as specified in the Company’s proxy materials for its immediately preceding Annual Meeting of stockholders). However, if the date of next year’s Annual Meeting of stockholders is advanced by more than 20 days, or delayed by more than 70 days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to the date of such Annual Meeting and not later than the close of business on the later of (i) the 70 day prior to the date of such Annual Meeting or (ii) the ten day period following the day on which public announcement of the date of such meeting is first made. In no event will the public announcement of an adjournment of an Annual Meeting of stockholders commence a new time period for the giving of a stockholder’s notice as provided above. A stockholder’s notice to the Company’s Secretary must set forth the information required by the Company’s bylaws with respect to any nomination for election to the Board and any other matter the stockholder proposes to bring before the Annual Meeting. A stockholder seeking to nominate a director candidate for election to the Board should also comply with the notice and information requirements specified in our Corporate Governance Guidelines, which are available to stockholders from the Secretary of the Company upon written request.

Pursuant to Rule 14a-4(c) promulgated under the Exchange Act (“Rule 14a-4(c)”), if a stockholder who intends to present a proposal at the 2015 Annual Meeting of stockholders does not notify the Company of such proposal on or prior to June 6, 2015, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the Annual Meeting, even though there is no discussion of the proposal in the 2015 Proxy Statement. If the date of next year’s Annual Meeting of stockholders is moved more than 30 days before or 30 days after the anniversary date of the Annual Meeting, the deadline for notice of such proposal is instead a reasonable time before the date of the 2015 Annual Meeting of stockholders.

MISCELLANEOUS AND OTHER MATTERS

Other Business-If any other items or matters properly come before the Special Meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

The Board knows of no other matters to be presented for stockholder action at the Special Meeting. However, if other matters do properly come before the Special Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

MICHAEL BRODSKY Chairperson

San Mateo, California

April 3, 2015

 Appendix A

CERTIFICATE OF AMENDMENT TO

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

SELECTICA, INC.

Selectica, Inc., (the “Corporation”) a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.     The Second Amended and Restated Certificate of Incorporation of the Corporation, as heretofore amended (the “Restated Certificate”), is hereby further amended as follows:

The first paragraph of Article IV of the Restated Certificate is hereby deleted in its entirety and replaced with the following:

“The total number of shares of capital stock which the Corporation shall have authority to issue is thirty-six million (36,000,000), consisting of thirty-five million (35,000,000) shares of Common Stock, par value $0.0001 per share (“Common Stock”), and one million (1,000,000) shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”).”

2.     The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

3.     The foregoing Certificate of Amendment to the Corporation’s Restated Certificate shall be effective on and as of the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation to be signed by Todd Spartz, Chief Financial Officer, this       day of May, 2015.

SELECTICA, INC.

By:
Todd Spartz Chief Financial Officer

A-2

 Appendix B

SELECTICA, INC.

2015 EQUITY INCENTIVE PLAN

SELECTICA, INC.

2015 Equity Incentive Plan

1.             Establishment, Purpose and Term of Plan.

1.1 Establishment. The Selectica, Inc. 2015 Equity Incentive Plan (the “Plan”) was approved by the Board on March 10, 2015, and shall be subject to approval by the stockholders of the Company at which time it shall become effective (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, on or before ten (10) years from the earlier of the Plan’s Effective Date.

2.             Definitions and Construction.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b) “Award” means any Option, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award, or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 10.

(f) “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g) “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h) “Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ee) (iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple acquisitions of the voting securities of the Company and/or multiple Ownership Change Events are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.

(j) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(k) “Company” means Selectica, Inc., a Delaware corporation, or any successor corporation thereto.

(l) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(m) “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than the earlier of (i) the date that is ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(n) “Director” means a member of the Board.

(o) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(p) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(q) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion, whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii) If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(t) “ Full Value Award” means any Award settled in Stock, other than (i) an Option, or (ii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(u) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(v) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(w) “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(x) “ Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(y) “ Nonemployee Director” means a Director who is not an Employee.

(z) “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(aa) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(bb) “Officer” means any person designated by the Board as an officer of the Company.

(cc) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(dd) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 10.

(ee) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(ff) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(gg) “Participant” means any eligible person who has been granted one or more Awards.

(hh) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(ii) “ Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(jj) “Performance Award” means an Award of Performance Shares or Performance Units.

(kk) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 9.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(ll) “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

(mm) “Performance Goal” means a performance goal established by the Committee pursuant to Section 9.3.

(nn) “Performance Period” means a period established by the Committee pursuant to Section 9.3 at the end of which one or more Performance Goals are to be measured.

(oo) “Performance Share” means a right granted to a Participant pursuant to Section 9 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(pp) “Performance Unit” means a right granted to a Participant pursuant to Section 9 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(qq) “Predecessor Plan” means the Selectica, Inc. 1999 Equity Incentive Plan, as amended.

(rr) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(ss) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 7.

(tt) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 7.

(uu) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or event a share of Stock or cash in lieu thereof, as determined by the Committee.

(vv) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(ww) “Section 162(m)” means Section 162(m) of the Code.

(xx) “Section 409A” means Section 409A of the Code.

(yy) “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(zz) “Securities Act” means the Securities Act of 1933, as amended.

(aaa) “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(bbb) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.4.

(ccc) “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(ddd) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(eee) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(fff) “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(ggg) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.             Administration.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in the administration of the Plan shall be paid by the Company.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers and/or Directors, the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider or a Covered Person; provided, however, that (a) no Employee may be granted pursuant to such delegation one or more Awards in any fiscal year of the Company for more than 200,000 shares of Stock, (b) the exercise price per share of each such Award which is an Option shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), (c) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (d) each such Award shall conform to guidelines as shall be established from time to time by resolution of the Board or the Committee.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6 Option Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Options”) and the grant in substitution therefore of new Options having a lower exercise price, Full Value Awards, or payments in cash, or (b) the amendment of outstanding Underwater Options to reduce the exercise price thereof. This Section shall not apply to adjustments pursuant to the assumption of or substitution for an Option in a manner that would comply with Section 424(a) or Section 409A of the Code or to an adjustment pursuant to Section 4.4.

3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.             Shares Subject to Plan.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections  4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to Awards shall be equal to one million five hundred thousand (1,500,000) shares of Stock (reduced by the number of awards granted under the Predecessor Plan after March 10, 2015 and before the Plan’s Effective Date) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2 Adjustment for Unissued Predecessor Plan Shares. The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by:

(a) the number of shares of Stock subject to that portion of any option or other award outstanding pusuant to the Predecessor Plan as of the Effective Date which, on or after the Effective Date, expires or is terminated or canceled for any reason without having been exercised or settled in full; and

(b) the number of shares of Stock acquired pursuant to a Predecessor Plan subject to forfeiture or repurchase by the Company at the Participant’s purchase price which, on or after the Effective Date, is so forfeited or repurchased (with such shares of Stock being added on a 1:1 basis);

provided, however, that the aggregate number of shares of Stock authorized for issuance under the Predecessor Plans that may become authorized for issuance under the Plan pursuant to this Section 4.2 shall not exceed six hundred eleven thousand (611,000).

4.3 Share Counting.

(a) Each share of Stock subject to an Award shall be counted against the limit set forth in Section 4.1 as one (1) share.

(b) If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan (and shall be added back to the share reserve set forth in Section 4.1 based on the same ratio set forth in Section 4.3(a) with respect to the type of Award which is terminated, forfeited, or repurchased). Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations shall not again be available for issuance under the Plan. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.

4.4 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.5 Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5.             Eligibility, Participation and Award Limitations.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2 Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3 Award Limitations.

(a) Incentive Stock Option Limitations.

(i) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Sections 4.2, 4.3, and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed two million two hundred thousand (2,200,000).

(ii) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(iii) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

(b) Section 162(m) Award Limits. Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Awards intended to qualify for treatment as Performance-Based Compensation which in the aggregate are for more than three hundred thousand (300,000) shares of Stock or, if applicable, which could result in such Employee receiving more than three hundred thousand (300,000) shares of Stock for each full fiscal year of the Company contained in the Performance Period for such Award. Notwithstanding the foregoing, with respect to a newly hired Participant, the share limits set forth above shall be five hundred thousand (500,000) shares of Stock. With respect to an Award of Performance Based Compensation payable in cash, the maximum amount shall be $2,500,000 for each fiscal year contained in the Performance Period.

(c) Nonemployee Director Awards. Notwithstanding any other provision of the Plan to the contrary, the aggregate shares of Stock subject to Awards granted to any Nonemployee Director during any single calendar year shall not exceed sixty thousand (60,000) shares of Stock, provided, however, that with respect to the initial calendar year which a Nonemployee Director is elected or appointed, this limit shall be ninety thousand (90,000) shares of Stock.

6.             Stock Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or 424(a) of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii) Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanies by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii) Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate. Except as otherwise provided in the Award Agreement, or other agreement governing the Option, vested Options shall remain exercisable failing a termination of Service as follows:

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of one (1) year after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of one (1) year after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within ninety (90) days after the Participant’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of ninety (90) days after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 13 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option may be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act. An Incentive Stock Option shall not be assignable or transferable in any manner.

7.             Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).

7.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

7.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

7.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

7.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 7.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

7.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 7.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

7.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

7.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

8.             Restricted Stock Unit Awards.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).

8.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

8.3 Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4 as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Trading Compliance Policy or (b) the later of (i) last day of the calendar year in which the original vesting date occurred or (ii) the last day of the Company’s taxable year in which the original vesting date occurred.

8.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

8.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

8.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 8.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

8.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.             Performance Awards.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

9.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

9.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

9.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

(i) revenue;

(ii) sales;

(iii) expenses;

(iv) operating income;

(v) gross margin;

(vi) operating margin;

(vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii) pre-tax profit;

(ix) net operating income;

(x) net income;

(xi) economic value added;

(xii) free cash flow;

(xiii) operating cash flow;

(xiv) balance of cash, cash equivalents and marketable securities;

(xv) stock price;

(xvi) earnings per share;

(xvii) return on stockholder equity;

(xviii) return on capital;

(xix) return on assets;

(xx) return on investment;

(xxi) total stockholder return;

(xxii) employee satisfaction;

(xxiii) employee retention;

(xxiv) market share;

(xxv) customer satisfaction;

(xxvi) product development;

(xxvii) research and development expenses;

(xxviii) completion of an identified special project; and

(xxix) completion of a joint venture or other corporate transaction.

(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

9.5 Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

(c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 9.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 9.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 14.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 7.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 7.5 through 7.8 above.

9.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded down to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights shall be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 9.5. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

9.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award or in the Participant’s employment agreement, if any, referencing such Awards, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 9.5.

(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety.

9.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.           Cash-Based Awards and Other Stock-Based Awards.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

10.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.49.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 9.

10.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 9. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

10.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section8.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

10.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

10.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

11.            Standard Forms of Award Agreement.

11.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

11.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

12.           Change in Control.

12.1 Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

(a) Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

(b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Except as otherwise provided in any Award Agreement, any Award which is not assumed, substituted for or otherwise continued by the Acquiror shall vest in full effective and contingent upon the consummation of the Change in Control. Any Award or portion thereof which is not assumed, substituted for, or otherwise continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c) Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

12.2 Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b) Determination by Independent Accountants. To aid the Participant in making any election called for under Section 12.2(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 12.2(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants charge in connection with their services contemplated by this Section.

12.3 Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 12.1(b), shall be settled immediately prior to the Change in Control. In addition, subject to the requirements of Section 409A, even if such Non-employee Director Awards are assumed, continued, or substituted for, if a Nonemployee Director incurs a separation service (as defined in Section 409A), then such Awards shall also be settled.

13.           Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

14.            Compliance with Section 409A.

14.1 Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 14 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a) A Nonstatutory Stock Option that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2½ month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

14.2 Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

14.3 No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

15.           Tax Withholding.

15.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

15.2 Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

16.           Amendment, Suspension or Termination of Plan.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

17.           Miscellaneous Provisions.

17.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

17.2 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

17.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

17.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

17.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.

17.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

17.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

17.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit. In addition, unless a written employment agreement or other service agreement references Awards, a general reference to “benefits” in such agreement shall not be deemed to refer to Awards granted hereunder.

17.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

17.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

17.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

17.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

17.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Selectica, Inc. 2015 Equity Incentive Plan as duly adopted by the Board on March 10, 2015.

TABLE OF CONTENTS

(continued)

	7.3	Purchase Period	17
	7.4	Payment of Purchase Price	18
	7.5	Vesting and Restrictions on Transfer	18
	7.6	Voting Rights; Dividends and Distributions	18
	7.7	Effect of Termination of Service	19
	7.8	Nontransferability of Restricted Stock Award Rights	19

8.	Restricted Stock Unit Awards		19

	8.1	Grant of Restricted Stock Unit Awards	19
	8.2	Purchase Price	19
	8.3	Vesting	19
	8.4	Voting Rights, Dividend Equivalent Rights and Distributions	20
	8.5	Effect of Termination of Service	20
	8.6	Settlement of Restricted Stock Unit Awards	20
	8.7	Nontransferability of Restricted Stock Unit Awards	21

9.	Performance Awards		21

	9.1	Types of Performance Awards Authorized	21
	9.2	Initial Value of Performance Shares and Performance Units	21
	9.3	Establishment of Performance Period, Performance Goals and Performance Award Formula	22
	9.4	Measurement of Performance Goals	22
	9.5	Settlement of Performance Awards	24
	9.6	Voting Rights; Dividend Equivalent Rights and Distributions	25
	9.7	Effect of Termination of Service	26
	9.8	Nontransferability of Performance Awards	26

10.	Cash-Based Awards and Other Stock-Based Awards		26

	10.1	Grant of Cash-Based Awards	26
	10.2	Grant of Other Stock-Based Awards	26
	10.3	Value of Cash-Based and Other Stock-Based Awards	27
	10.4	Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards	27
	10.5	Voting Rights; Dividend Equivalent Rights and Distributions	27
	10.6	Effect of Termination of Service	28
	10.7	Nontransferability of Cash-Based Awards and Other Stock-Based Awards	28

11.	Standard Forms of Award Agreement		28

	11.1	Award Agreements	28
	11.2	Authority to Vary Terms	28

TABLE OF CONTENTS

(continued)

12.	Change in Control		28

	12.1	Effect of Change in Control on Awards	28
	12.2	Federal Excise Tax Under Section 4999 of the Code	30
	12.3	Effect of Change in Control on Nonemployee Director Awards	30

13.	Compliance with Securities Law		30

14.	Compliance with Section 409A		31

	14.1	Awards Subject to Section 409A	31
	14.2	Prohibition of Acceleration of Payments	31
	14.3	No Representation Regarding Section 409A Compliance	31

15.	Tax Withholding		31

	15.1	Tax Withholding in General	31
	15.2	Withholding in or Directed Sale of Shares	32

16.	Amendment, Suspension or Termination of Plan		32

17.	Miscellaneous Provisions		32

	17.1	Repurchase Rights	32
	17.2	Forfeiture Events	33
	17.3	Provision of Information	33
	17.4	Rights as Employee, Consultant or Director	33
	17.5	Rights as a Stockholder	33
	17.6	Delivery of Title to Shares	34
	17.7	Fractional Shares	34
	17.8	Retirement and Welfare Plans	34
	17.9	Beneficiary Designation	34
	17.10	Severability	34
	17.11	No Constraint on Corporate Action	34
	17.12	Unfunded Obligation	35
	17.13	Choice of Law	35

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING. THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,

SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

Please detach here

The Board of Directors Recommends a Vote FOR Proposals 1, 2, 3, 4, and 5.

1. To ratify the terms of the issuance and sale of the Company’s Series F Convertible Preferred Stock and Warrants exercisable into shares of the Company’s Common Stock, and to approve the issuance of shares of the Company’s Common Stock issuable upon the conversion of the Company’s Series F Convertible Preferred Stock and exercise of the Warrants as required by and in accordance with NASDAQ Marketplace Rule 5635(d).

☐ For	☐ Against	☐ Abstain

2. To approve the sale and issuance of shares of the Company’s Common Stock and Warrants exercisable into shares of the Company’s Common Stock to certain directors and officers of the Company as required by and in accordance with NASDAQ Marketplace Rules 5635(c) and 5635(d).

	☐ For	☐ Against	☐ Abstain

3. To ratify the terms of the issuance and sale of Junior Secured Convertible Promissory Notes convertible into shares of the Company’s Common Stock, and to approve the issuance of shares of the Company’s Common Stock issuable upon the conversion of the Junior Secured Convertible Promissory Notes as required by and in accordance with NASDAQ Marketplace Rule 5635(d).

	☐ For	☐ Against	☐ Abstain

4. To adopt an amendment to Article IV of the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock.	☐ For	☐ Against	☐ Abstain

5. To adopt the 2015 Equity Incentive Plan (including, without limitation, certain material terms of such Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended).	☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, AND 5.

Address Change? Mark Box ☐ Indicate changes below:

Date ______________________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy.

If held in joint tenancy, all persons should sign.

Trustees, administrators, etc., should include title and

authority. Corporations should provide full name of

corporation and title of authorized officer signing the

Proxy.

SELECTICA, INC.

SPECIAL MEETING OF STOCKHOLDERS

Tuesday, May 5, 2015

9:30 a.m. Pacific Time

Selectica Company Headquarters

2121 South El Camino Real

San Mateo, CA 94403

Selectica, Inc.

This proxy is solicited by the Board of Directors for use at the Special Meeting on May 5, 2015.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted FOR Proposals 1, 2, 3, 4, and 5.

By signing the proxy, you revoke all prior proxies to the extent revocable and appoint Blaine Mathieu and Todd Spartz, or either of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Special Meeting and all adjournments.

See reverse for voting instructions.